UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS® International New Discovery Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

9/30/08

MIO-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 14, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Synthes, Inc.	1.8%
Konica Minolta Holdings, Inc.	1.5%
Symrise AG	1.4%
Uni-Charm Corp.	1.4%
Christian Dior S.A.	1.3%
Hisamitsu Pharmaceutical Co., Inc.	1.3%
Geberit AG	1.3%
Royal KPN N.V.	1.2%
Swedish Match AB	1.2%
TNT N.V.	1.2%

Equity sectors
Financial Services	17.7%
Health Care	11.6%
Technology	10.2%
Consumer Staples	9.8%
Basic Materials	8.8%
Industrial Goods & Services	8.3%
Utilities & Communications	7.0%
Special Products & Services	5.8%
Energy	4.4%
Retailing	4.3%
Leisure	4.3%
Transportation	4.0%
Autos & Housing	2.7%

Country weightings
Japan	18.0%
United Kingdom	12.9%
Germany	8.0%
France	6.3%
Switzerland	4.6%
United States	4.6%
Netherlands	4.5%
Brazil	4.2%
Australia	3.8%
Other Countries	33.1%

Percentages are based on net assets as of 9/30/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2008, Class A shares of the MFS International New Discovery Fund provided a total return of –31.08%, at net asset value. This compares with a return of –35.63% for the fund’s benchmark, the Standard & Poor’s Global Ex U.S. SmallCap Index (formerly known as S&P/Citigroup Extended Market Index Global Ex U.S. Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations.

Contributors to Performance

A combination of stock selection and an overweighted position in the health care sector boosted relative performance. Holdings of pharmaceutical product manufacturer Hisamitsu Pharmaceutical (Japan), medical device maker Synthes (Switzerland), pharmaceutical company Mitsubishi Tanabe

3

Management Review – continued

Pharma (aa)(g) (Japan), and orthopedic product maker Zimmer Holdings (aa) were all among the fund’s top contributors.

Stock selection and, to a lesser extent, overweighting in the consumer staples sector also aided relative results. Personal care product makers, Uni-Charm (aa) (Japan) and Kimberly-Clark de Mexico (aa), bolstered relative returns as both stocks generated strong relative performance over the reporting period.

Security selection in the financial services sector had a positive impact on the fund’s relative performance. Holdings of financial services firm Komercni Banka (aa) (Czech Republic), and positioning in banking firm Deutsche Postbank (g) (Germany), contributed.

Stocks in other sectors that were among the fund’s top contributors included industrial machinery manufacturer Bucyrus International (aa) and telecommunications service provider Koninklijke KPN (aa)(g) (Netherlands).

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection and, to a lesser extent, underweighted positions in both the special products and services and basic materials sectors held back relative performance. In the special products and services sector, holdings of poor-performing steel distributors, JFE Shoji Holdings (Japan) and Kloeckner & Co., hurt relative returns. No individual stocks within the basic materials sector were among the top detractors over the reporting period.

Elsewhere, holdings of financial services firm Anglo Irish Bank (aa) (Ireland), oilfield services company Acergy (aa) (Luxembourg), homebuilder Sare Holdings (Mexico), real estate company Deutsche Wohnen (Germany), and savings and wealth management company Old Mutual (aa) (United Kingdom) all negatively impacted relative returns. Not owning strong-performing luxury goods maker Hermes (France) and electric power utility company Union Fenosa (Spain) were negative factors, while positioning in banking firm Natixis (g) (France) also dampened relative results.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

4

Management Review – continued

Note to Shareholders: Effective October 2007, Jose Luis Garcia became a member of the portfolio management team and effective July 2008, Robert Lau also became a member of the portfolio management team.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/09/97	(31.08)%	11.66%	14.38%
B	10/02/00	(31.57)%	10.91%	13.81%
C	10/02/00	(31.55)%	10.91%	13.79%
I	10/09/97	(30.87)%	12.03%	14.70%
R1	4/01/05	(31.54)%	11.07%	14.08%
R2 (formerly R3)	10/31/03	(31.24)%	11.29%	14.20%
R3 (formerly R4)	4/01/05	(31.12)%	11.63%	14.37%
R4 (formerly R5)	4/01/05	(30.90)%	11.85%	14.48%
529A	7/31/02	(31.22)%	11.38%	14.21%
529B	7/31/02	(31.69)%	10.64%	13.75%
529C	7/31/02	(31.72)%	10.65%	13.74%

Comparative benchmark

Standard & Poor’s Global Ex U.S. SmallCap Index (f)	(35.63)%	12.36%	8.93%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(35.04)%	10.34%	13.71%
B With CDSC (Declining over six years from 4% to 0%) (x)	(33.81)%	10.65%	13.81%
C With CDSC (1% for 12 months) (x)	(32.11)%	10.91%	13.79%
529A With Initial Sales Charge (5.75%)	(35.18)%	10.07%	13.53%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(33.92)%	10.37%	13.75%
529C With CDSC (1% for 12 months) (x)	(32.27)%	10.65%	13.74%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s Global Ex U.S. SmallCap Index (formerly known as S&P/Citigroup Extended Market Index Global Ex U.S. Index) – represents the

7

Performance Summary – continued

small capitalization stock component (the bottom 20% of the available market capitalization within each country) of the S&P Global Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after Class A shares includes the performance of the fund’s Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2008 through September 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/08	Ending Account Value 9/30/08	Expenses Paid During Period (p) 4/01/08-9/30/08
A	Actual	1.45%	$1,000.00	$769.13	$6.41
	Hypothetical (h)	1.45%	$1,000.00	$1,017.75	$7.31
B	Actual	2.16%	$1,000.00	$766.33	$9.54
	Hypothetical (h)	2.16%	$1,000.00	$1,014.20	$10.88
C	Actual	2.16%	$1,000.00	$766.50	$9.54
	Hypothetical (h)	2.16%	$1,000.00	$1,014.20	$10.88
I	Actual	1.15%	$1,000.00	$770.39	$5.09
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
R1	Actual	2.16%	$1,000.00	$767.10	$9.54
	Hypothetical (h)	2.16%	$1,000.00	$1,014.20	$10.88
R2 (formerly R3)	Actual	1.66%	$1,000.00	$768.61	$7.34
	Hypothetical (h)	1.66%	$1,000.00	$1,016.70	$8.37
R3 (formerly R4)	Actual	1.40%	$1,000.00	$768.96	$6.19
	Hypothetical (h)	1.40%	$1,000.00	$1,018.00	$7.06
R4 (formerly R5)	Actual	1.15%	$1,000.00	$770.22	$5.09
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
529A	Actual	1.61%	$1,000.00	$768.68	$7.12
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12
529B	Actual	2.26%	$1,000.00	$766.20	$9.98
	Hypothetical (h)	2.26%	$1,000.00	$1,013.70	$11.38
529C	Actual	2.26%	$1,000.00	$765.95	$9.98
	Hypothetical (h)	2.26%	$1,000.00	$1,013.70	$11.38

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Cobham PLC	1,706,748	$5,772,853
Meggitt PLC	1,930,888	6,525,818

		$12,298,671
Airlines - 1.6%
Arriva PLC	730,530	$9,017,525
Copa Holdings S.A., “A”	719,450	23,382,124
Grupo Aeroportuario del Centro Norte S.A. de C.V., ADR	303,200	3,641,432
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	180,100	4,603,356

		$40,644,437
Alcoholic Beverages - 1.8%
Davide Campari-Milano S.p.A.	411,340	$3,354,154
Foster’s Group Ltd.	1,334,804	5,822,655
Grupo Modelo S.A. de C.V., “C”	875,700	3,726,519
Lion Nathan Ltd.	2,015,000	14,971,347
Pernod Ricard S.A.	209,730	18,438,510

		$46,313,185
Apparel Manufacturers - 1.6%
Billabong International Ltd. (l)	1,159,566	$12,684,817
Burberry Group PLC	1,396,830	9,788,441
Li & Fung Ltd.	5,953,000	14,538,835
Stella International Holdings Ltd.	5,567,000	5,965,130

		$42,977,223
Automotive - 0.1%
Yamaha Motor Co. Ltd.	254,500	$3,469,711

Biotechnology - 0.8%
Actelion Ltd. (a)(l)	147,252	$7,528,815
CSL Ltd.	82,589	2,487,985
Lonza Group AG	80,488	10,010,156

		$20,026,956
Broadcasting - 1.7%
Fuji Television Network, Inc.	13,834	$17,757,812
Grupo Televisa S.A., ADR	738,970	16,161,274

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Broadcasting - continued
Societe Television Francaise 1	117,108	$2,072,028
WPP Group PLC	1,100,360	8,929,930

		$44,921,044
Brokerage & Asset Managers - 3.4%
Aberdeen Asset Management PLC (a)	2,853,327	$6,554,873
AGF Management Ltd., “B”	252,510	4,069,106
Daiwa Securities Group, Inc.	2,683,000	19,226,491
Deutsche Boerse AG	54,610	4,978,630
IG Group Holdings PLC	2,984,076	17,008,953
KBC Ancora NPV	189,298	12,529,222
Octaviar Ltd. (a)(l)	244,515	0
Rathbone Brothers PLC	1,289,018	21,965,131
Van Lanschot N.V. (l)	48,159	3,336,467

		$89,668,873
Business Services - 4.6%
Amadeus Fire AG	243,004	$4,242,532
Bunzl PLC	2,092,367	24,484,125
Electrocomponents PLC	1,766,127	5,162,905
Intertek Group PLC	1,496,504	22,505,961
JFE Shoji Holdings, Inc.	4,092,000	14,423,770
Kloeckner & Co. AG (l)	304,491	6,998,844
Kroton Educacional S.A., IEU	210,300	1,547,217
LPS Brasil - Consultoria de Imoveis S.A.	476,961	3,308,574
Satyam Computer Services Ltd., ADR	714,460	11,538,529
Sodexo	206,783	12,253,208
TAKKT AG	361,257	4,968,862
USS Co. Ltd.	118,200	7,591,226

		$119,025,753
Cable TV - 0.5%
Megacable Holdings S.A.B. de C.V.	3,793,700	$5,380,175
NDS Group PLC, ADR (a)	103,255	5,770,922
Usen Corp. (l)	798,728	1,246,663

		$12,397,760
Chemicals - 1.2%
Hoganas AB	146,670	$2,232,166
Makhteshim-Agan Industries Ltd.	1,325,760	8,704,443
Orica Ltd.	562,500	9,582,715
Syngenta AG	38,483	8,171,139
Victrex PLC	310,242	3,978,436

		$32,668,899

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 2.6%
Advantech Co. Ltd.	5,130,247	$9,926,894
Cap Gemini S.A.	144,079	6,854,791
Fujitsu Ltd.	1,900,000	10,614,131
Indra Sistemas S.A.	163,866	3,907,526
Obic Co. Ltd.	114,160	18,619,287
Wincor Nixdorf AG (l)	313,311	18,519,561

		$68,442,190
Conglomerates - 0.9%
DCC PLC	171,786	$3,315,624
First Pacific Co. Ltd.	6,190,000	3,234,273
Keppel Corp. NPV	2,040,000	11,327,416
Smiths Group PLC	217,035	3,917,894
Wesfarmers Ltd.	102,700	2,339,346

		$24,134,553
Construction - 2.6%
Corporacion Moctezuma S.A. de C.V.	1,005,500	$2,279,189
CRH PLC	443,650	9,655,038
Duratex S.A., IPS	465,700	5,506,464
Geberit AG	265,662	32,718,714
Noritz Corp. NPV (l)	600,000	5,459,818
Sare Holding S.A. de C.V., “B”	15,557,667	6,330,327
Wienerberger AG (l)	258,364	7,022,673

		$68,972,223
Consumer Goods & Services - 5.8%
Beiersdorf AG	218,138	$13,961,753
Christian Dior S.A.	455,050	34,788,797
Hengan International Group Co. Ltd.	7,227,000	20,628,377
Henkel KGaA, IPS	442,016	16,237,210
Kimberly-Clark de Mexico S.A. de C.V., “A”	4,055,140	17,486,436
Natura Cosmeticos S.A.	919,900	8,943,271
Societe BIC S.A.	51,191	2,663,848
Uni-Charm Corp.	467,000	35,822,815

		$150,532,507
Containers - 0.9%
Brambles Ltd.	2,064,100	$12,883,776
DS Smith PLC	713,915	1,386,360
Mayr-Melnhof Karton AG	40,415	3,066,138
Viscofan SA	333,299	5,491,731

		$22,828,005

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 1.9%
Legrand S.A.	805,283	$18,280,774
LS Industrial Systems Co. Ltd.	300,661	12,574,659
OMRON Corp.	521,100	8,004,819
Prysmian S.p.A.	118,798	2,318,990
Spectris PLC	718,940	8,619,363

		$49,798,605
Electronics - 6.7%
Advantest Corp. (l)	267,359	$5,675,700
ASM Pacific Technology Ltd.	1,539,900	8,847,760
Delta Electronics, Inc.	5,237,700	13,598,961
Flextronics International Ltd. (a)	1,786,300	12,647,004
Funai Electric Co. Ltd.	265,400	4,925,390
Halma PLC	1,906,184	6,752,896
Hirose Electric Co. Ltd.	165,000	15,753,950
Hoya Corp.	83,300	1,650,263
Konica Minolta Holdings, Inc.	3,407,500	39,276,113
Melexis N.V. (l)	248,817	3,472,351
Nippon Electric Glass Co. Ltd.	2,095,000	18,945,146
Ricoh Co. Ltd.	902,000	12,541,594
SAES Getters S.p.A.	34,098	570,867
SUMCO Corp.	600,700	9,452,437
Vacon Oyj (l)	53,943	2,050,406
Venture Corp. Ltd.	2,863,000	15,638,466
Wolfson Microelectronics PLC	1,457,458	2,836,989

		$174,636,293
Energy - Independent - 1.8%
Galp Energia SGPS S.A.	342,003	$5,685,595
Motor Oil (Hellas) Corinth Refineries S.A.	87,000	1,296,792
OMV AG	288,778	12,116,402
PT Bumi Resources Tbk	11,147,000	3,688,508
Talisman Energy, Inc.	1,666,100	23,514,045

		$46,301,342
Engineering - Construction - 1.7%
Aker Kvaerner A.S.A	877,059	$14,056,809
Empresas Ica, S.A.B de C.V.	786,100	2,266,331
KHD Humboldt Wedag International Ltd. (a)	328,970	6,309,645
Koninklijke BAM Groep N.V.	120,000	1,556,665
North American Energy Partners, Inc. (a)	1,649,360	17,103,863
Orascom Construction Industries Co.	68,911	3,982,493

		$45,275,806

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 1.0%
Grupo Continental S.A.	2,245,300	$4,808,204
Ito EN Ltd. (l)	122,300	1,581,896
Kerry Group PLC	689,109	20,178,655

		$26,568,755
Food & Drug Stores - 1.1%
Aeon Co. Ltd.	852,900	$8,664,828
Axfood AB (l)	260,106	7,062,651
Lawson, Inc.	267,800	12,411,085

		$28,138,564
Forest & Paper Products - 0.3%
Suzano Papel e Celulose S.A., IPS	807,800	$6,898,287

Gaming & Lodging - 1.2%
Ladbrokes PLC	4,239,133	$14,326,304
William Hill PLC	4,186,877	17,662,193

		$31,988,497
General Merchandise - 0.3%
Lotte Shopping Co. Ltd.	39,596	$9,006,774

Health Maintenance Organizations - 0.2%
Odontoprev S.A.	427,800	$6,407,221

Insurance - 5.6%
Admiral Group PLC	743,720	$13,649,084
Aflac, Inc.	188,909	11,098,404
Amlin PLC	2,800,721	15,822,745
Aspen Insurance Holdings Ltd.	647,525	17,806,938
Catlin Group Ltd.	3,625,040	22,360,439
CNP Assurances S.A.	151,372	17,096,568
Euler Hermes	50,576	3,572,576
Hiscox Ltd.	3,815,130	16,680,094
Old Mutual PLC	10,004,580	13,987,878
QBE Insurance Group Ltd.	692,001	14,956,155

		$147,030,881
Internet - 0.5%
Iliad S.A.	95,029	$7,895,103
Universo Online S.A., IPS	1,021,300	3,917,962

		$11,813,065

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 0.5%
Sankyo Co. Ltd.	264,700	$13,500,155

Machinery & Tools - 4.2%
Assa Abloy AB, “B” (l)	1,376,060	$16,729,395
Bucyrus International, Inc.	248,690	11,111,469
Burckhardt Compression Holding AG	66,405	12,841,529
Fenner PLC	1,301,680	4,129,238
GEA Group AG	644,830	12,567,877
Glory Ltd.	387,700	8,855,861
Harsco Corp.	301,090	11,197,537
KCI Konecranes PLC	426,354	10,297,088
Neopost S.A.	139,814	13,162,930
Rotork PLC	174,716	2,920,885
Sandvik AB	204,657	2,172,333
Timken Co.	171,020	4,848,417

		$110,834,559
Major Banks - 2.8%
Banco Santander Chile, ADR	213,070	$9,117,265
Erste Bank der oesterreichischen Sparkassen AG (l)	269,890	13,602,536
First Financial Holding Co. Ltd.	7,529,280	4,743,415
Raiffeisen International Bank Holding AG	92,130	6,698,394
Sumitomo Trust & Banking Co. Ltd.	1,855,000	12,306,278
Unibanco - Uniao de Bancos Brasileiros S.A., ADR	252,000	25,431,840

		$71,899,728
Medical & Health Technology & Services - 0.6%
Diagnosticos da America S.A.	185,100	$2,475,587
Fresenius Medical Care AG & Co.	149,470	7,695,741
Kobayashi Pharmaceutical Co. Ltd.	182,200	5,507,398

		$15,678,726
Medical Equipment - 5.8%
Cochlear Ltd.	238,100	$11,368,092
Cremer S.A.	479,300	2,569,163
Essilor International S.A.	290,792	14,541,177
Fresenius Medical Care AG & Co. KGaA, IPS	248,880	17,964,896
Miraca Holdings, Inc.	559,500	10,883,274
QIAGEN N.V. (l)	356,393	7,077,463
Sonova Holding AG	40,799	2,636,059
Synthes, Inc.	337,220	46,579,136
William Demant Holdings A/S (l)	199,196	9,013,540
Zimmer Holdings, Inc. (a)	430,674	27,804,313

		$150,437,113

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 1.9%
Cameco Corp.	648,570	$14,053,112
Evraz Group S.A., GDR	87,020	3,371,998
Grupo Mexico S.A.B. de C.V.	3,888,088	4,088,421
Industrias CH, S.A. de C.V.	662,900	2,391,810
Inmet Mining Corp.	244,333	11,378,101
Novolipetsk Steel Corp., GDR	145,300	2,719,615
PT International Nickel Indonesia Tbk	6,460,000	2,080,887
Usinas Siderurgicas de Minas Gerais S.A., “A”, IPS	415,900	8,853,912

		$48,937,856
Natural Gas - Distribution - 1.0%
GDF Suez	129,840	$6,793,950
Tokyo Gas Co. Ltd.	4,819,000	19,927,282

		$26,721,232
Natural Gas - Pipeline - 0.6%
Enagas S.A.	766,791	$16,517,404

Network & Telecom - 0.4%
High Tech Computer Corp.	591,500	$9,193,834

Oil Services - 2.6%
Acergy S.A. (l)	1,184,000	$11,895,885
Fugro N.V.	353,544	20,898,205
OAO TMK, GDR	193,490	4,842,410
Petrofac Ltd.	210,355	2,187,758
Petroleum Geo-Services ASA	265,577	3,525,069
Saipem S.p.A.	362,302	10,744,610
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	135,600	8,203,784
Subsea 7, Inc. (l)	96,650	1,294,948
Vallourec S.A.	24,287	5,282,312

		$68,874,981
Other Banks & Diversified Financials - 5.1%
Aeon Credit Service Co. Ltd.	1,650,000	$16,627,117
Anglo Irish Bank Corp. PLC	2,521,676	14,142,438
Banco Panamericano S.A., IPS	1,200,000	2,490,935
Bancolombia S.A., ADR	168,300	4,788,135
Bank of Cyprus Public Co. Ltd.	200,000	1,599,320
Chiba Bank Ltd.	3,104,000	16,027,253
CSU Cardsystem S.A.	1,555,990	2,330,428
Grupo Financiero Banorte S.A. de C.V.	1,592,500	5,084,817
Hana Financial Group, Inc.	308,781	7,298,321

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Housing Development Finance Corp. Ltd.	83,220	$3,885,249
Komercni Banka A.S.	84,118	18,533,510
Shizuoka Bank Ltd.	1,545,000	15,213,366
SNS REAAL Groep N.V. (l)	907,410	10,367,565
Unione di Banche Italiane Scpa	667,414	14,570,382

		$132,958,836
Pharmaceuticals - 4.2%
Genomma Lab Internacional S.A., “B”	11,639,300	$14,899,666
Hisamitsu Pharmaceutical Co., Inc.	773,000	33,556,019
Merck KGaA	147,039	15,785,360
Novo Nordisk A/S, “B”	431,809	22,116,052
STADA Arzneimittel AG	25,358	1,023,203
Tanabe Seiyaku Co. Ltd.	1,675,000	23,117,015

		$110,497,315
Precious Metals & Minerals - 0.2%
Paladin Resources Ltd. (l)	1,271,383	$4,025,448

Printing & Publishing - 0.4%
Reed Elsevier PLC, ADR	1,008,973	$10,001,888

Railroad & Shipping - 0.4%
SMRT Corp. Ltd.	6,694,000	$9,269,288

Real Estate - 0.8%
Ascendas Real Estate Investment Trust, REIT	4,807,000	$6,366,972
Brasil Brokers Participacoes	1,560,000	4,894,214
Deutsche Wohnen AG, REIT (l)	656,163	8,269,273
Yanlord Land Group Ltd.	2,564,000	1,673,118

		$21,203,577
Special Products & Services - 0.3%
Filtrona PLC	3,081,333	$8,938,995

Specialty Chemicals - 4.3%
Akzo Nobel N.V.	365,150	$17,555,181
Altana AG	162,374	2,424,795
Croda International PLC	1,095,973	12,000,040
LG Chem Ltd.	121,610	9,580,536
Linde AG	257,035	27,564,663
Methanex Corp.	231,810	4,541,450
Symrise AG	2,193,437	37,538,838

		$111,205,503

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 1.3%
Bulgari S.p.A. (l)	490,488	$4,365,055
Dufry South America Ltd., BDR	791,320	6,570,422
Esprit Holdings Ltd.	1,144,100	7,029,269
Inchcape PLC	239,133	809,546
NEXT PLC	516,969	9,480,027
Pendragon PLC	2,557,542	406,040
Shimamura Co. Ltd.	70,900	4,767,446

		$33,427,805
Telecommunications - Wireless - 0.9%
Cellcom Israel Ltd.	189,260	$5,689,156
Philippine Long Distance Telephone Co.	149,190	8,456,691
Turkcell Iletisim Hizmetleri A.S., ADR	284,890	4,270,501
Vimpel-Communications, ADR	242,260	4,917,878

		$23,334,226
Telephone Services - 3.1%
China Netcom Group Corp. Ltd.	2,969,000	$6,703,969
Royal KPN N.V.	2,220,900	32,010,742
Sistema JSFC, GDR	200,000	3,357,980
Telecom Argentina S.A., ADR (a)	873,430	10,699,518
Telekom Austria AG	459,179	8,092,151
Telenor A.S.A.	1,640,640	20,170,810

		$81,035,170
Tobacco - 1.2%
Swedish Match AB	1,806,120	$31,472,660

Trucking - 2.0%
Dsv Air & Sea	319,361	$5,095,852
TNT N.V.	1,117,960	31,267,390
Yamato Holdings Co. Ltd.	1,364,000	15,261,103

		$51,624,345
Utilities - Electric Power - 1.4%
AES Tiete S.A., IPS	574,432	$4,648,827
Eletropaulo Metropolitana S.A., IPS	613,000	8,536,707
Enersis S.A., ADR	363,000	5,924,160
Equatorial Energia S.A.	736,000	4,447,948
Hong Kong Electric Holdings	594,000	3,738,790
Spark Infrastructure Group, IEU (z)	7,739,797	8,970,728

		$36,267,160
Total Common Stocks (Identified Cost, $3,163,911,348)		$2,581,043,884

19

Portfolio of Investments – continued

Collateral for Securities Loaned - 2.6%
Issuer	Shares/Par	Value ($)

Morgan Stanley, Repurchase Agreement, 1.0%, dated 9/30/08, due 10/01/08, total to be received $66,822,485 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost and Net Asset Value	66,820,629	$66,820,629

Money Market Funds (v) - 0.7%
MFS Institutional Money Market Portfolio, 2.26%, at Cost and Net Asset Value	17,179,660	$17,179,660
Total Investments (Identified Cost, $3,247,911,637) (k)		$2,665,044,173

Other Assets, Less Liabilities - (2.2)%		(56,347,317)
Net Assets - 100.0%		$2,608,696,856

(a)	Non-income producing security.
(k)	As of September 30, 2008, the fund had 190 securities that were fair valued, aggregating $2,068,923,270 and 77.63% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Spark Infrastructure Group, IEU	6/30/08	$11,939,272	$8,970,728
% of Net Assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
REIT	Real Estate Investment Trust

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $3,230,731,977)	$2,647,864,513
Underlying funds, at cost and value	17,179,660
Total investments, at value, including $70,360,227 of securities on loan (identified cost, $3,247,911,637)		$2,665,044,173
Cash	$24,382
Foreign currency, at value (identified cost, $3,882,074)	3,586,281
Receivable for investments sold	166,807,249
Receivable for fund shares sold	14,045,293
Interest and dividends receivable	8,257,501
Other assets	7,687
Total assets		$2,857,772,566
Liabilities
Payable for investments purchased	$133,250,809
Payable for fund shares reacquired	46,114,500
Collateral for securities loaned, at value (c)	66,820,629
Payable to affiliates
Management fee	135,984
Shareholder servicing costs	2,016,377
Distribution and service fees	46,718
Administrative services fee	2,323
Program manager fees	20
Payable for independent trustees’ compensation	15,563
Accrued expenses and other liabilities	672,787
Total liabilities		$249,075,710
Net assets		$2,608,696,856
Net assets consist of
Paid-in capital	$3,039,084,586
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(583,335,853)
Accumulated net realized gain (loss) on investments and foreign currency transactions	118,355,338
Undistributed net investment income	34,592,785
Net assets		$2,608,696,856
Shares of beneficial interest outstanding		150,044,029

21

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,472,636,144
Shares outstanding	84,701,834
Net asset value per share		$17.39
Offering price per share (100/94.25 × net asset value per share)		$18.45
Class B shares
Net assets	$143,619,711
Shares outstanding	8,621,318
Net asset value and offering price per share		$16.66
Class C shares
Net assets	$220,821,288
Shares outstanding	13,298,232
Net asset value and offering price per share		$16.61
Class I shares
Net assets	$691,978,353
Shares outstanding	38,774,148
Net asset value, offering price, and redemption price per share		$17.85
Class R1 shares
Net assets	$2,399,255
Shares outstanding	146,604
Net asset value, offering price, and redemption price per share		$16.37
Class R2 shares (formerly Class R3 shares)
Net assets	$44,528,700
Shares outstanding	2,613,682
Net asset value, offering price, and redemption price per share		$17.04
Class R3 shares (formerly Class R4 shares)
Net assets	$15,390,819
Shares outstanding	887,351
Net asset value, offering price, and redemption price per share		$17.34
Class R4 shares (formerly Class R5 shares)
Net assets	$13,716,312
Shares outstanding	787,048
Net asset value, offering price, and redemption price per share		$17.43

22

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$2,336,513
Shares outstanding	136,037
Net asset value and redemption price per share		$17.18
Offering price per share (100/94.25 × net asset value per share)		$18.23
Class 529B shares
Net assets	$652,399
Shares outstanding	39,976
Net asset value and offering price per share		$16.32
Class 529C shares
Net assets	$617,362
Shares outstanding	37,799
Net asset value and offering price per share		$16.33

(c)	Non-cash collateral is not included.

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$105,723,655
Dividends from underlying funds	1,348,491
Interest	2,823,334
Foreign taxes withheld	(7,764,511)
Total investment income		$102,130,969
Expenses
Management fee	$36,607,000
Distribution and service fees	14,472,871
Program manager fees	8,785
Shareholder servicing costs	5,772,469
Administrative services fee	488,688
Retirement plan administration and services fees	36,650
Independent trustees’ compensation	57,793
Custodian fee	1,317,827
Shareholder communications	274,922
Auditing fees	60,269
Legal fees	69,651
Miscellaneous	432,252
Total expenses		$59,599,177
Fees paid indirectly	(6,962)
Reduction of expenses by investment adviser and distributor	(1,176,376)
Net expenses		$58,415,839
Net investment income		$43,715,130
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $535,749 country tax)	$271,982,359
Foreign currency transactions	(2,290,763)
Net realized gain (loss) on investments and foreign currency transactions		$269,691,596
Change in unrealized appreciation (depreciation) Investments (net of $1,139,448 decrease in deferred country tax)	$(1,616,559,102)
Translation of assets and liabilities in foreign currencies	(655,250)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,617,214,352)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,347,522,756)
Change in net assets from operations		$(1,303,807,626)

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2008	2007
Change in net assets
From operations
Net investment income	$43,715,130	$38,638,575
Net realized gain (loss) on investments and foreign currency transactions	269,691,596	891,368,819
Net unrealized gain (loss) on investments and foreign currency translation	(1,617,214,352)	215,946,398
Change in net assets from operations	$(1,303,807,626)	$1,145,953,792
Distributions declared to shareholders
From net investment income
Class A	$(24,163,465)	$(22,091,946)
Class B	(376,544)	(460,593)
Class C	(772,620)	(918,618)
Class I	(11,893,368)	(9,199,175)
Class R (b)	(214,881)	(294,678)
Class R1	(16,669)	(4,147)
Former Class R2 (b)	(15,660)	(9,919)
Class R2 (formerly Class R3)	(275,619)	(172,957)
Class R3 (formerly Class R4)	(214,335)	(86,964)
Class R4 (formerly Class R5)	(220,734)	(186,371)
Class 529A	(21,867)	(16,567)
Class 529B	(837)	(1,500)
Class 529C	(611)	(247)
From net realized gain on investments
Class A	(475,752,013)	(255,439,302)
Class B	(50,310,374)	(30,402,266)
Class C	(79,656,967)	(43,456,896)
Class I	(172,293,681)	(76,340,811)
Class R (b)	(6,170,021)	(4,162,288)
Class R1	(668,584)	(129,106)
Former Class R2 (b)	(426,867)	(121,013)
Class R2 (formerly Class R3)	(7,439,660)	(2,570,447)
Class R3 (formerly Class R4)	(4,163,726)	(911,460)
Class R4 (formerly Class R5)	(3,542,386)	(1,620,424)
Class 529A	(610,379)	(267,877)
Class 529B	(181,931)	(75,974)
Class 529C	(164,118)	(71,625)
Total distributions declared to shareholders	$(839,567,917)	$(449,013,171)
Change in net assets from fund share transactions	$(89,732,693)	$(125,213,814)
Redemption fees	$—	$21,900
Total change in net assets	$(2,233,108,236)	$571,748,707
Net assets
At beginning of period	4,841,805,092	4,270,056,385
At end of period (including undistributed net investment income of $34,592,785 and $36,965,702, respectively)	$2,608,696,856	$4,841,805,092

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$30.87	$26.64	$24.15	$19.62	$15.48
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.25	$0.20	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(8.25)	6.84	4.07	5.54	4.18
Total from investment operations	$(7.98)	$7.09	$4.27	$5.65	$4.25
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.13)	$—	$(0.01)
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.50)	$(2.86)	$(1.78)	$(1.12)	$(0.11)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.39	$30.87	$26.64	$24.15	$19.62
Total return (%) (r)(s)(t)	(31.08)	28.17	18.69	29.77	27.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.51	1.55	1.61	1.63
Expenses after expense reductions (f)	1.45	1.46	1.55	1.61	1.63
Net investment income	1.14	0.88	0.77	0.49	0.38
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$1,472,636	$2,891,693	$2,635,185	$1,984,799	$1,033,312

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.76	$25.77	$23.44	$19.19	$15.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.05	$0.03	$(0.04)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.93)	6.61	3.95	5.41	4.11
Total from investment operations	$(7.83)	$6.66	$3.98	$5.37	$4.06
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$—	$—	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.27)	$(2.67)	$(1.65)	$(1.12)	$(0.10)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.66	$29.76	$25.77	$23.44	$19.19
Total return (%) (r)(s)(t)	(31.57)	27.30	17.92	28.94	26.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.16	2.20	2.26	2.28
Expenses after expense reductions (f)	2.15	2.16	2.20	2.26	2.28
Net investment income (loss)	0.42	0.16	0.10	(0.21)	(0.28)
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$143,620	$301,724	$311,077	$277,244	$186,920

See Notes to Financial Statements

27

Financial Highlights – continued

Class C	Years ended 9/30
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$29.69	$25.74	$23.41		$19.17	$15.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	$0.03		$(0.04)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.89)	6.59	3.95		5.40	4.10
Total from investment operations	$(7.80)	$6.64	$3.98		$5.36	$4.05
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.00	)(w)	$—	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)		(1.12)	(0.10)
Total distributions declared to shareholders	$(5.28)	$(2.69)	$(1.65)		$(1.12)	$(0.10)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00	(w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.61	$29.69	$25.74		$23.41	$19.17
Total return (%) (r)(s)(t)	(31.55)	27.24	17.96		28.92	26.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.16	2.20		2.26	2.28
Expenses after expense reductions (f)	2.15	2.16	2.20		2.26	2.28
Net investment income (loss)	0.41	0.18	0.11		(0.17)	(0.26)
Portfolio turnover	66	67	68		55	61
Net assets at end of period (000 Omitted)	$220,821	$472,596	$435,798		$339,331	$189,941

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$31.55	$27.18	$24.59	$19.89	$15.65
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.35	$0.29	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(8.48)	6.97	4.14	5.63	4.23
Total from investment operations	$(8.11)	$7.32	$4.43	$5.82	$4.37
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.32)	$(0.19)	$—	$(0.03)
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.59)	$(2.95)	$(1.84)	$(1.12)	$(0.13)
Redemption fees added to paid-in capital (d)	$—	$ 0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.85	$31.55	$27.18	$24.59	$19.89
Total return (%) (r)(s)	(30.87)	28.54	19.09	30.24	28.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.16	1.20	1.26	1.29
Expenses after expense reductions (f)	1.15	1.16	1.20	1.26	1.29
Net investment income	1.51	1.19	1.11	0.87	0.75
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$691,978	$1,040,477	$791,709	$515,202	$232,247

See Notes to Financial Statements

29

Financial Highlights – continued

Class R1	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$29.42	$25.58	$23.43	$21.18
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.05	$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.79)	6.50	3.93	2.25	(g)
Total from investment operations	$(7.69)	$6.55	$3.94	$2.25
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.08)	$(0.14)	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	—
Total distributions declared to shareholders	$(5.36)	$(2.71)	$(1.79)	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.37	$29.42	$25.58	$23.43
Total return (%) (r)(s)	(31.54)	27.10	17.83	10.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.30	2.40	2.47	(a)
Expenses after expense reductions (f)	2.20	2.26	2.30	2.47	(a)
Net investment income	0.44	0.17	0.05	0.01	(a)
Portfolio turnover	66	67	68	55
Net assets at end of period (000 Omitted)	$2,399	$3,413	$1,287	$192

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 9/30
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$30.35	$26.27	$23.91	$19.51	$16.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.16	$0.14	$0.10	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.18)	6.73	4.01	5.42	2.80
Total from investment operations	$(7.89)	$6.89	$4.15	$5.52	$2.69
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.14)	$—	$(0.03)
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.42)	$(2.81)	$(1.79)	$(1.12)	$(0.13)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.04	$30.35	$26.27	$23.91	$19.51
Total return (%) (r)(s)	(31.24)	27.75	18.36	29.25	15.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.85	1.95	2.01	2.05	(a)
Expenses after expense reductions (f)	1.68	1.81	1.85	2.01	2.05	(a)
Net investment income (loss)	1.27	0.57	0.54	0.44	(0.70)	(a)
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$44,529	$40,709	$23,313	$4,468	$259

See Notes to Financial Statements

31

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$30.82	$26.64	$24.15	$21.75
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.24	$0.21	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(8.27)	6.82	4.06	2.28	(g)
Total from investment operations	$(7.98)	$7.06	$4.27	$2.40
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.25)	$(0.13)	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	—
Total distributions declared to shareholders	$(5.50)	$(2.88)	$(1.78)	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.34	$30.82	$26.64	$24.15
Total return (%) (r)(s)	(31.12)	28.08	18.71	11.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.56	1.59	1.68	(a)
Expenses after expense reductions (f)	1.44	1.56	1.59	1.68	(a)
Net investment income	1.25	0.84	0.80	1.11	(a)
Portfolio turnover	66	67	68	55
Net assets at end of period (000 Omitted)	$15,391	$21,806	$8,192	$56

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$30.92	$26.70	$24.19	$21.75
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.34	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(8.28)	6.81	4.20	2.28	(g)
Total from investment operations	$(7.93)	$7.15	$4.34	$2.44
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.30)	$(0.18)	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	—
Total distributions declared to shareholders	$(5.56)	$(2.93)	$(1.83)	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.43	$30.92	$26.70	$24.19
Total return (%) (r)(s)	(30.90)	28.42	19.00	11.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.26	1.30	1.37	(a)
Expenses after expense reductions (f)	1.18	1.26	1.30	1.37	(a)
Net investment income	1.45	1.13	0.52	1.41	(a)
Portfolio turnover	66	67	68	55
Net assets at end of period (000 Omitted)	$13,716	$22,080	$16,063	$56

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$30.54	$26.40	$23.97	$19.52	$15.43
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.17	$0.13	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(8.17)	6.76	4.04	5.52	4.16
Total from investment operations	$(7.94)	$6.93	$4.17	$5.57	$4.19
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)	$(0.09)	$—	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.42)	$(2.79)	$(1.74)	$(1.12)	$(0.10)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.18	$30.54	$26.40	$23.97	$19.52
Total return (%) (r)(s)(t)	(31.22)	27.78	18.38	29.50	27.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.76	1.80	1.86	1.88
Expenses after expense reductions (f)	1.68	1.76	1.80	1.86	1.88
Net investment income	1.00	0.58	0.52	0.25	0.16
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$2,337	$3,566	$2,642	$1,731	$806

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529B	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.29	$25.48	$23.25	$19.09	$15.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$(0.01)	$(0.03)	$(0.09)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.79)	6.50	3.91	5.37	4.09
Total from investment operations	$(7.72)	$6.49	$3.88	$5.28	$4.00
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.05)	$—	$—	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.25)	$(2.68)	$(1.65)	$(1.12)	$(0.10)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.32	$29.29	$25.48	$23.25	$19.09
Total return (%) (r)(s)(t)	(31.69)	26.93	17.62	28.61	26.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	2.41	2.45	2.50	2.53
Expenses after expense reductions (f)	2.33	2.41	2.45	2.50	2.53
Net investment income (loss)	0.31	(0.04)	(0.10)	(0.44)	(0.52)
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$652	$1,007	$727	$297	$172

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.31	$25.45	$23.22	$19.07	$15.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.02)	$(0.04)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.81)	6.52	3.92	5.35	4.09
Total from investment operations	$(7.73)	$6.50	$3.88	$5.27	$4.00
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.01)	$—	$—	$—
From net realized gain on investments	(5.23)	(2.63)	(1.65)	(1.12)	(0.10)
Total distributions declared to shareholders	$(5.25)	$(2.64)	$(1.65)	$(1.12)	$(0.10)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.33	$29.31	$25.45	$23.22	$19.07
Total return (%) (r)(s)(t)	(31.72)	26.97	17.64	28.58	26.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	2.41	2.45	2.50	2.53
Expenses after expense reductions (f)	2.33	2.41	2.45	2.50	2.53
Net investment income (loss)	0.35	(0.06)	(0.14)	(0.39)	(0.50)
Portfolio turnover	66	67	68	55	61
Net assets at end of period (000 Omitted)	$617	$895	$688	$504	$252

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily

37

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

38

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal

39

Notes to Financial Statements – continued

agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2008, the value of securities loaned was $70,360,227. These loans were collateralized by cash of $66,820,629 and U.S. Treasury obligations of $7,163,802.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Short Term Fees – The fund charged a 1% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Effective December 1, 2006, the fund no longer charges a redemption fee. Any redemption fees charged are accounted for as an addition to paid-in capital.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue

40

Notes to Financial Statements – continued

Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign currency transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	9/30/08	9/30/07
Ordinary income (including any short-term capital gains)	$200,756,737	$93,088,775
Long-term capital gain	638,811,180	355,924,396
	$839,567,917	$449,013,171

41

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/08
Cost of investments	$3,259,465,792
Gross appreciation	130,028,214
Gross depreciation	(724,449,833)
Net unrealized appreciation (depreciation)	$(594,421,619)
Undistributed ordinary income	35,159,345
Undistributed long-term capital gain	130,607,092
Other temporary differences	(1,732,548)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Average daily net assets in excess of $500 million	0.925%

The investment adviser has agreed in writing to reduce its management fee to 0.85% of average daily net assets in excess of $5 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended September 30, 2008, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.93% of the fund’s average daily net assets.

42

Notes to Financial Statements – continued

Effective October 1, 2008, the advisory agreement was amended such that the management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.85%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, retirement plan administration and services fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2009. For the year ended September 30, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $43,648 and $1,967 for the year ended September 30, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

43

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.30%	$8,088,888
Class B	0.75%	0.25%	1.00%	1.00%	2,313,363
Class C	0.75%	0.25%	1.00%	1.00%	3,615,294
Class R (b)	0.25%	0.25%	0.50%	0.50%	89,890
Class R1	0.75%	0.25%	1.00%	0.89%	28,483
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	6,228
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	248,496
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	53,877
Class 529A	0.25%	0.25%	0.50%	0.35%	11,236
Class 529B	0.75%	0.25%	1.00%	1.00%	8,843
Class 529C	0.75%	0.25%	1.00%	1.00%	8,273
Total Distribution and Service Fees					$14,472,871

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2008 based on each class’ average daily net assets. 0.05% of the Class A distribution fee is currently being waived under a written waiver arrangement until such time as the Board modifies the waiver arrangement. For the year ended September 30, 2008, this waiver amounted to $1,155,558 and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2008, were as follows:

Amount
Class A	$726
Class B	313,942
Class C	17,530
Class 529B	44
Class 529C	39

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs

44

Notes to Financial Statements – continued

through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.18% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2008, were as follows:

Amount
Class 529A	$5,727
Class 529B	1,587
Class 529C	1,471
Total Program Manager Fees	$8,785

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2008, the fee was $971,939, which equated to 0.0247% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,648,640.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2008, these costs for the fund amounted to $1,151,890 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses

45

Notes to Financial Statements – continued

MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.0124% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.16%	$5,084
Former Class R2 (b)	0.25%	—	—	0.12%	1,475
Class R2 (formerly Class R3)	0.15%	—	—	0.03%	15,941
Class R3 (formerly Class R4)	0.15%	—	—	0.04%	8,787
Class R4 (formerly Class R5)	0.10%	—	—	0.03%	5,363
Total Retirement Plan Administration and Services Fees					$36,650

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $4,175. This amount is included in independent trustees’ compensation for the year ended September 30, 2008. The liability for deferred retirement benefits payable to certain independent trustees amounted to $8,308 at September 30, 2008, and is included in payable for independent trustees’ compensation.

46

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $29,739 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $20,818, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,568,342,326 and $3,324,523,205, respectively.

47

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	13,879,317	$347,954,979	16,344,141	$470,202,443
Class B	293,641	6,781,960	456,614	12,571,100
Class C	1,170,913	27,792,868	1,286,494	35,119,870
Class I	5,618,682	137,661,774	6,334,113	185,317,025
Class R (b)	486,485	12,914,976	601,097	17,217,658
Class R1	61,076	1,478,045	130,850	3,569,322
Former Class R2 (b)	32,488	829,345	89,138	2,448,984
Class R2 (formerly Class R3)	1,965,571	45,960,890	970,524	27,255,114
Class R3 (formerly Class R4)	409,868	10,501,178	792,985	22,771,831
Class R4 (formerly Class R5)	595,038	14,030,676	670,834	19,513,380
Class 529A	19,758	449,485	18,480	528,662
Class 529B	2,202	52,082	4,731	129,935
Class 529C	5,836	134,102	5,721	157,233
	24,540,875	$606,542,360	27,705,722	$796,802,557
Shares issued to shareholders in reinvestment of distributions
Class A	17,877,207	$439,600,528	9,070,962	$244,734,559
Class B	1,892,675	44,837,346	1,031,476	26,973,094
Class C	2,481,680	58,617,374	1,234,466	32,219,567
Class I	6,534,131	164,529,431	2,778,595	76,439,133
Class R (b)	132,448	3,242,327	122,529	3,292,345
Class R1	29,447	685,253	5,149	133,253
Former Class R2 (b)	18,936	442,527	5,005	129,842
Class R2 (formerly Class R3)	318,691	7,690,022	102,719	2,732,308
Class R3 (formerly Class R4)	178,551	4,378,061	37,048	998,424
Class R4 (formerly Class R5)	621	15,264	270	7,295
Class 529A	25,986	632,246	10,629	284,444
Class 529B	7,864	182,767	3,003	77,474
Class 529C	7,082	164,729	2,786	71,872
	29,505,319	$725,017,875	14,404,637	$388,093,610

48

Notes to Financial Statements – continued

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(40,722,688)	$(947,375,669)	(30,650,152)	$(884,151,747)
Class B	(3,703,888)	(83,114,987)	(3,418,584)	(94,855,064)
Class C	(6,269,998)	(138,934,431)	(3,538,099)	(98,403,931)
Class I	(6,354,847)	(155,851,568)	(5,265,412)	(152,664,062)
Class R (b)	(1,911,107)	(46,969,883)	(1,034,329)	(29,875,533)
Class R1	(59,920)	(1,348,932)	(70,319)	(1,891,987)
Former Class R2 (b)	(125,329)	(2,850,328)	(54,367)	(1,470,917)
Class R2 (formerly Class R3)	(1,011,795)	(21,817,420)	(619,454)	(17,344,337)
Class R3 (formerly Class R4)	(408,680)	(9,776,042)	(429,918)	(12,307,026)
Class R4 (formerly Class R5)	(522,689)	(12,460,328)	(558,595)	(16,601,496)
Class 529A	(26,465)	(579,134)	(12,414)	(355,135)
Class 529B	(4,479)	(95,100)	(1,860)	(52,026)
Class 529C	(5,665)	(119,106)	(4,985)	(136,720)
	(61,127,550)	$(1,421,292,928)	(45,658,488)	$(1,310,109,981)
Net change
Class A	(8,966,164)	$(159,820,162)	(5,235,049)	$(169,214,745)
Class B	(1,517,572)	(31,495,681)	(1,930,494)	(55,310,870)
Class C	(2,617,405)	(52,524,189)	(1,017,139)	(31,064,494)
Class I	5,797,966	146,339,637	3,847,296	109,092,096
Class R (b)	(1,292,174)	(30,812,580)	(310,703)	(9,365,530)
Class R1	30,603	814,366	65,680	1,810,588
Former Class R2 (b)	(73,905)	(1,578,456)	39,776	1,107,909
Class R2 (formerly Class R3)	1,272,467	31,833,492	453,789	12,643,085
Class R3 (formerly Class R4)	179,739	5,103,197	400,115	11,463,229
Class R4 (formerly Class R5)	72,970	1,585,612	112,509	2,919,179
Class 529A	19,279	502,597	16,695	457,971
Class 529B	5,587	139,749	5,874	155,383
Class 529C	7,253	179,725	3,522	92,385
	(7,081,356)	$(89,732,693)	(3,548,129)	$(125,213,814)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 8%, 4% and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

49

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2008, the fund’s commitment fee and interest expense were $16,800 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	165,785,621	761,900,894	(910,506,855)	17,179,660

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,348,491	$17,179,660

50

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 17, 2008

51

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

53

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

54

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

55

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

56

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau

57

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

58

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

59

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2007, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2007 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees considered further that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $5.0 billion, which may not be changed without the Trustees’ approval, that MFS currently observes an expense limitation for the Fund, and that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation, breakpoints, and Class A 12b-1 fee waiver described above), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund’s advisory fee rate schedule is currently subject to an additional breakpoint described above, and that MFS

60

Board Review of Investment Advisory Agreement – continued

has agreed to amend the Fund’s investment advisory agreement to reflect such additional breakpoint effective October 1, 2008. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

61

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee (a portion of which is currently being waived as described above) paid by the Fund’s Class A and Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

62

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $682,779,938 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $73,104,756. The fund intends to pass through foreign tax credits of $4,469,592 for the fiscal year.

63

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

64

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

eDelivery

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® INVESTMENT MANAGEMENT

MFS® Research Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

9/30/08

MFR-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 14, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.5%
Merck & Co., Inc.	2.7%
PepsiCo, Inc.	2.6%
Bank of America Corp.	2.3%
Chevron Corp.	2.2%
Danaher Corp.	2.2%
Wells Fargo & Co.	1.9%
MetLife, Inc.	1.9%
Exxon Mobil Corp.	1.8%
Coca-Cola Co.	1.8%

Equity sectors
Financial Services	16.8%
Technology	13.7%
Health Care	12.4%
Energy	11.8%
Consumer Staples	9.5%
Retailing	8.2%
Utilities & Communications	7.4%
Industrial Goods & Services	5.3%
Basic Materials	3.5%
Autos & Housing	2.8%
Special Products & Services	2.6%
Leisure	2.5%
Transportation	1.0%

Percentages are based on net assets as of 9/30/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2008, Class A shares of the MFS Research Fund provided a total return of –17.62%, at net asset value. This compares with a return of –21.98% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations.

Contributors to Performance

Driven by positive stock selection, the financial services sector contributed to the fund’s performance relative to the S&P 500 Index during the reporting period. Not owning poor-performing insurance firm American International Group, financial services firms, Wachovia and Citigroup, and mortgage financer Fannie Mae had a positive impact on results as the shares of these

3

Management Review – continued

companies suffered amid the current crisis in the financial markets. Holdings of relatively strong-performing global financial services firm JPMorgan Chase also boosted relative returns. Shares of JPMorgan Chase gained on the diversity of its business model, adequacy of its balance sheet and their ability to acquire assets (Bear Stearns and Washington Mutual) at financially attractive terms.

Security selection and an underweighted position in the industrial goods and services sector were another positive area of relative performance. Avoiding weak-performing diversified industrial conglomerate General Electric benefited relative results.

A combination of stock selection and an overweighted position in the autos and housing sector also aided relative returns. No individual holdings within this sector were among the fund’s top contributors over the reporting period.

Individual securities in other sectors that helped relative performance included biotech firm Genzyme, oil and gas exploration and production company Apache, credit card company Visa (aa)(g), and integrated steelmaker U.S. Steel (g).

Detractors from Performance

Stock selection in the health care sector detracted from the fund’s relative performance. Pharmaceutical company Merck and health insurer WellPoint were among the fund’s top detractors over the reporting period. Shares of Merck fell after a long-delayed study, known as ENHANCE, found that high cholesterol patients fared no better taking jointly marketed Vytorin over the generic form of Zocor. Vytorin has emerged as a significant money maker for Merck and the results could make it tougher for the company to make the case for spending more on Vytorin over generic cholesterol drugs. Not owning health care product maker Johnson & Johnson and the fund’s positioning in biotechnology firm Amgen (g) also held back results as these stocks outperformed the benchmark during the reporting period.

Security selection in the technology sector had a negative impact on relative performance. Mobile phone maker Nokia (aa), computer maker Apple, and flash memory storage products maker SanDisk were top relative detractors within this sector as was the fund’s positioning in software giant Microsoft (g). Shares of SanDisk declined due to recent soft sales. The company also reported earnings that fell sharply due to higher costs and the expense of acquisitions.

A combination of stock selection and an underweighted position in the transportation sector also hindered relative returns. No individual holdings within this sector were among the fund’s top detractors.

4

Management Review – continued

Stocks in other sectors that hurt relative results included insurance company Genworth Financial (g) and molten and ingot aluminum maker Century Aluminum (aa).

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/13/71	(17.62)%	7.15%	3.04%
B	9/07/93	(18.14)%	6.46%	2.38%
C	1/03/94	(18.13)%	6.47%	2.38%
I	1/02/97	(17.31)%	7.53%	3.41%
W	5/01/06	(17.40)%	7.29%	3.11%
R1	4/01/05	(18.19)%	6.40%	2.35%
R2 (formerly Class R3)	10/31/03	(17.73)%	6.83%	2.55%
R3 (formerly Class R4)	4/01/05	(17.60)%	7.15%	3.04%
R4 (formerly Class R5)	4/01/05	(17.34)%	7.37%	3.15%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	(21.98)%	5.17%	3.06%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(22.36)%	5.89%	2.43%
B With CDSC (Declining over six years from 4% to 0%) (x)	(21.42)%	6.14%	2.38%
C With CDSC (1% for 12 months) (x)	(18.95)%	6.47%	2.38%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class W, Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering.

7

Performance Summary – continued

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2008 through September 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/08	Ending Account Value 9/30/08	Expenses Paid During Period (p) 4/01/08-9/30/08
A	Actual	1.00%	$1,000.00	$911.16	$4.78
	Hypothetical (h)	1.00%	$1,000.00	$1,020.00	$5.05
B	Actual	1.65%	$1,000.00	$908.44	$7.87
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
C	Actual	1.65%	$1,000.00	$908.53	$7.87
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
I	Actual	0.65%	$1,000.00	$913.15	$3.11
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
W	Actual	0.75%	$1,000.00	$912.32	$3.59
	Hypothetical (h)	0.75%	$1,000.00	$1,021.25	$3.79
R1	Actual	1.65%	$1,000.00	$908.32	$7.87
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
R2 (formerly R3)	Actual	1.15%	$1,000.00	$910.97	$5.49
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
R3 (formerly R4)	Actual	0.90%	$1,000.00	$911.69	$4.30
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
R4 (formerly R5)	Actual	0.65%	$1,000.00	$913.19	$3.11
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.5%
Issuer	Shares/Par	Value ($)

Aerospace - 1.8%
Lockheed Martin Corp.	219,860	$24,112,046
United Technologies Corp.	193,150	11,600,589

		$35,712,635
Alcoholic Beverages - 0.4%
Molson Coors Brewing Co.	182,170	$8,516,447

Apparel Manufacturers - 1.5%
Li & Fung Ltd.	1,082,000	$2,642,537
NIKE, Inc., “B”	423,190	28,311,411

		$30,953,948
Automotive - 1.1%
Johnson Controls, Inc.	710,680	$21,554,924

Biotechnology - 1.6%
Genzyme Corp. (a)	293,750	$23,761,437
Gilead Sciences, Inc. (a)	184,280	8,399,482

		$32,160,919
Broadcasting - 1.8%
Grupo Televisa S.A., ADR	359,070	$7,852,861
Omnicom Group, Inc.	470,290	18,134,382
Walt Disney Co.	348,630	10,699,455

		$36,686,698
Brokerage & Asset Managers - 2.0%
Affiliated Managers Group, Inc. (a)	153,170	$12,690,134
Deutsche Boerse AG	75,190	6,854,848
Goldman Sachs Group, Inc.	58,230	7,453,440
Invesco Ltd.	631,950	13,258,311

		$40,256,733
Business Services - 0.9%
Satyam Computer Services Ltd., ADR	415,627	$6,712,376
Western Union Co.	501,860	12,380,886

		$19,093,262

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 0.7%
DIRECTV Group, Inc. (a)	293,960	$7,692,933
Time Warner Cable, Inc., “A” (a)	253,370	6,131,554

		$13,824,487
Chemicals - 1.7%
3M Co.	143,700	$9,816,147
PPG Industries, Inc.	416,650	24,299,028

		$34,115,175
Computer Software - 2.9%
MicroStrategy, Inc., “A” (a)	104,180	$6,201,835
Oracle Corp. (a)	1,474,040	29,937,752
VeriSign, Inc. (a)	848,320	22,124,186

		$58,263,773
Computer Software - Systems - 4.5%
Apple, Inc. (a)	223,640	$25,418,922
Hewlett-Packard Co.	685,400	31,692,896
International Business Machines Corp.	294,330	34,424,837

		$91,536,655
Conglomerates - 1.3%
Siemens AG	281,230	$26,394,667

Construction - 1.7%
Pulte Homes, Inc.	1,153,920	$16,120,262
Stanley Works	445,800	18,607,692

		$34,727,954
Consumer Goods & Services - 2.1%
ITT Educational Services, Inc. (a)	113,840	$9,210,794
Procter & Gamble Co.	491,920	34,281,905

		$43,492,699
Electrical Equipment - 2.2%
Danaher Corp.	636,160	$44,149,504

Electronics - 3.6%
ASML Holding N.V.	277,750	$4,891,177
Flextronics International Ltd. (a)	2,121,020	15,016,822
GT Solar International, Inc. (a)	676,080	7,335,468
Intel Corp.	1,473,910	27,606,334
SanDisk Corp. (a)(l)	957,890	18,726,750

		$73,576,551

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 2.6%
Apache Corp.	114,370	$11,926,504
Devon Energy Corp.	151,570	13,823,184
EOG Resources, Inc.	122,280	10,939,169
Ultra Petroleum Corp. (a)	111,770	6,185,352
XTO Energy, Inc.	227,600	10,587,952

		$53,462,161
Energy - Integrated - 5.8%
Chevron Corp.	535,860	$44,197,733
Exxon Mobil Corp.	475,060	36,893,160
Hess Corp.	179,670	14,747,314
Marathon Oil Corp.	271,860	10,839,058
Royal Dutch Shell PLC, ADR	179,790	10,609,408

		$117,286,673
Engineering - Construction - 1.0%
Fluor Corp.	350,760	$19,537,332

Food & Beverages - 5.1%
Coca-Cola Co.	687,160	$36,337,021
Nestle S.A.	316,740	13,699,658
PepsiCo, Inc.	741,780	52,866,661

		$102,903,340
Food & Drug Stores - 1.4%
CVS Caremark Corp.	856,910	$28,843,591

General Merchandise - 2.6%
Family Dollar Stores, Inc.	459,350	$10,886,595
Kohl’s Corp. (a)	211,390	9,740,851
Wal-Mart Stores, Inc.	532,080	31,866,271

		$52,493,717
Health Maintenance Organizations - 1.7%
CIGNA Corp.	616,330	$20,942,893
WellPoint, Inc. (a)	303,280	14,184,406

		$35,127,299
Insurance - 4.4%
ACE Ltd.	231,720	$12,543,004
Chubb Corp.	353,890	19,428,561
MetLife, Inc.	675,700	37,839,200
Prudential Financial, Inc.	284,410	20,477,520

		$90,288,285

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - 1.4%
Google, Inc., “A” (a)	70,170	$28,104,488

Machinery & Tools - 0.3%
GEA Group AG	350,390	$6,829,178

Major Banks - 10.4%
Bank of America Corp.	1,309,840	$45,844,400
Bank of New York Mellon Corp.	686,406	22,363,107
JPMorgan Chase & Co.	1,515,160	70,757,972
State Street Corp.	595,780	33,887,966
Wells Fargo & Co.	1,024,110	38,434,848

		$211,288,293
Medical & Health Technology & Services - 1.6%
DaVita, Inc. (a)	176,150	$10,042,311
Patterson Cos., Inc. (a)	264,290	8,037,059
VCA Antech, Inc. (a)	472,830	13,934,300

		$32,013,670
Medical Equipment - 2.3%
Covidien Ltd.	306,600	$16,482,816
Zimmer Holdings, Inc. (a)	467,180	30,161,141

		$46,643,957
Metals & Mining - 0.5%
Cameco Corp.	211,760	$4,724,366
Century Aluminum Co. (a)	230,320	6,377,561

		$11,101,927
Natural Gas - Distribution - 0.6%
Equitable Resources, Inc.	160,950	$5,903,646
Sempra Energy	137,850	6,957,290

		$12,860,936
Natural Gas - Pipeline - 0.9%
Williams Cos., Inc.	801,030	$18,944,360

Network & Telecom - 1.3%
Nokia Corp., ADR	863,950	$16,112,668
Research in Motion Ltd. (a)	144,958	9,900,631

		$26,013,299

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 3.4%
Halliburton Co.	460,750	$14,923,692
National Oilwell Varco, Inc. (a)	218,310	10,965,711
Noble Corp.	445,000	19,535,500
Schlumberger Ltd.	298,220	23,288,000

		$68,712,903
Pharmaceuticals - 5.2%
Merck & Co., Inc.	1,748,150	$55,171,614
Schering-Plough Corp.	1,797,270	33,195,577
Wyeth	478,850	17,688,719

		$106,055,910
Precious Metals & Minerals - 0.5%
Teck Cominco Ltd., “B”	380,640	$10,808,495

Specialty Chemicals - 0.8%
Linde AG	64,390	$6,905,241
Praxair, Inc.	128,220	9,198,503

		$16,103,744
Specialty Stores - 2.7%
AnnTaylor Stores Corp. (a)	245,200	$5,060,928
Dick’s Sporting Goods, Inc. (a)	555,110	10,869,054
Nordstrom, Inc.	624,900	18,009,618
O’Reilly Automotive, Inc. (a)	415,540	11,124,006
Tiffany & Co.	285,760	10,150,195

		$55,213,801
Telecommunications - Wireless - 0.7%
Rogers Communications, Inc., “B”	436,000	$14,457,497

Telephone Services - 2.3%
AT&T, Inc.	1,292,840	$36,096,093
Verizon Communications, Inc.	315,820	10,134,664

		$46,230,757
Tobacco - 2.3%
Lorillard, Inc.	165,050	$11,743,307
Philip Morris International, Inc.	734,680	35,338,108

		$47,081,415
Trucking - 1.0%
FedEx Corp.	269,270	$21,283,101

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 2.9%
Dominion Resources, Inc.	288,530	$12,343,313
FirstEnergy Corp.	176,630	11,832,444
NRG Energy, Inc. (a)	591,230	14,632,943
PG&E Corp.	173,160	6,484,842
PPL Corp.	357,690	13,241,684

		$58,535,226
Total Common Stocks (Identified Cost, $2,250,582,984)		$1,983,242,386

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.1%
Adobe Systems, Inc. - January 2009 @ $42.5 (a)	1,952	$995,520
Costco Wholesale Corp. - January 2009 @ $65 (a)	2,370	1,279,800
Total Put Options Purchased (Premiums Paid, $2,352,267)		$2,275,320

	Shares/Par
Collateral for Securities Loaned - 0.0%
Morgan Stanley Capital Services, Inc., Repurchase Agreement, 1.0%, dated 9/30/08, due 10/01/08, total to be received $302,233 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost and Net Asset Value	302,225	$302,225

Money Market Funds (v) - 1.0%
MFS Institutional Money Market Portfolio, 2.26%, at Cost and Net Asset Value	19,583,706	$19,583,706
Total Investments (Identified Cost, $2,272,821,182) (k)		$2,005,403,637

Other Assets, Less Liabilities - 1.4%		28,240,293
Net Assets - 100.0%		$2,033,643,930

(a)	Non-income producing security.
(k)	As of September 30, 2008, the fund had 6 securities that were fair valued, aggregating $63,326,127 and 3.16% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,253,237,476)	$1,985,819,931
Underlying funds, at cost and value	19,583,706
Total investments, at value, including $306,935 of securities on loan (identified cost, $2,272,821,182)		$2,005,403,637
Receivable for investments sold	78,397,886
Receivable for fund shares sold	33,102,124
Interest and dividends receivable	2,799,857
Other assets	65,436
Total assets		$2,119,768,940
Liabilities
Payable for investments purchased	$68,842,308
Payable for fund shares reacquired	15,623,081
Collateral for securities loaned, at value	302,225
Payable to affiliates
Management fee	47,232
Shareholder servicing costs	768,563
Distribution and service fees	31,473
Administrative services fee	1,767
Payable for independent trustees’ compensation	295,541
Accrued expenses and other liabilities	212,820
Total liabilities		$86,125,010
Net assets		$2,033,643,930
Net assets consist of
Paid-in capital	$2,373,263,104
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(267,410,722)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(88,751,616)
Undistributed net investment income	16,543,164
Net assets		$2,033,643,930
Shares of beneficial interest outstanding		92,301,028

17

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,014,501,394
Shares outstanding	46,000,679
Net asset value per share		$22.05
Offering price per share (100/94.25 × net asset value per share)		$23.40
Class B shares
Net assets	$108,949,478
Shares outstanding	5,329,557
Net asset value and offering price per share		$20.44
Class C shares
Net assets	$105,748,039
Shares outstanding	5,169,712
Net asset value and offering price per share		$20.46
Class I shares
Net assets	$786,708,557
Shares outstanding	34,971,763
Net asset value, offering price, and redemption price per share		$22.50
Class W shares
Net assets	$120,394
Shares outstanding	5,457
Net asset value, offering price, and redemption price per share		$22.06
Class R1 shares
Net assets	$3,787,050
Shares outstanding	187,359
Net asset value, offering price, and redemption price per share		$20.21
Class R2 shares (formerly Class R3 shares)
Net assets	$9,045,707
Shares outstanding	419,029
Net asset value, offering price, and redemption price per share		$21.59
Class R3 shares (formerly Class R4 shares)
Net assets	$4,726,718
Shares outstanding	214,910
Net asset value, offering price, and redemption price per share		$21.99
Class R4 shares (formerly Class R5 shares)
Net assets	$56,593
Shares outstanding	2,562
Net asset value, offering price, and redemption price per share		$22.09

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$38,899,880
Dividends from underlying funds	599,447
Interest	338,794
Foreign taxes withheld	(302,256)
Total investment income		$39,535,865
Expenses
Management fee	$10,303,478
Distribution and service fees	7,266,197
Shareholder servicing costs	4,219,993
Administrative services fee	322,587
Retirement plan administration and services fees	12,718
Independent trustees’ compensation	47,791
Custodian fee	160,500
Shareholder communications	148,266
Auditing fees	58,073
Legal fees	44,183
Miscellaneous	206,735
Total expenses		$22,790,521
Fees paid indirectly	(1,786)
Reduction of expenses by investment adviser	(12,575)
Net expenses		$22,776,160
Net investment income		$16,759,705
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$54,750,242
Written option transactions	(143,740)
Foreign currency transactions	63,661
Net realized gain (loss) on investments and foreign currency transactions		$54,670,163
Change in unrealized appreciation (depreciation)
Investments	$(508,403,371)
Translation of assets and liabilities in foreign currencies	(5,595)
Net unrealized gain (loss) on investments and foreign currency translation		$(508,408,966)
Net realized and unrealized gain (loss) on investments and foreign currency		$(453,738,803)
Change in net assets from operations		$(436,979,098)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2008	2007
Change in net assets
From operations
Net investment income	$16,759,705	$16,364,039
Net realized gain (loss) on investments and foreign currency transactions	54,670,163	404,315,799
Net unrealized gain (loss) on investments and foreign currency translation	(508,408,966)	65,977,370
Change in net assets from operations	$(436,979,098)	$486,657,208
Distributions declared to shareholders
From net investment income
Class A	$(7,726,823)	$(4,063,594)
Class I	(8,485,735)	(4,926,117)
Class W	(1,732)	(589)
Class R (b)	—	(2,710)
Class R1	(20,354)	—
Former Class R2 (b)	(16,561)	—
Class R2 (formerly Class R3)	(56,748)	(5,824)
Class R3 (formerly Class R4)	(40,543)	(3,888)
Class R4 (formerly Class R5)	(581)	(320)
Class 529A	—	(496)
Total distributions declared to shareholders	$(16,349,077)	$(9,003,538)
Change in net assets from fund share transactions	$(217,353,832)	$(530,527,763)
Total change in net assets	$(670,682,007)	$(52,874,093)
Net assets
At beginning of period	2,704,325,937	2,757,200,030
At end of period (including undistributed net investment income of $16,543,164 and $16,068,875, respectively)	$2,033,643,930	$2,704,325,937

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.92	$22.59	$21.21	$17.93	$15.90
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.15	$0.08	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(4.88)	4.24	1.33	3.25	2.08
Total from investment operations	$(4.72)	$4.39	$1.41	$3.31	$2.15
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.06)	$(0.03)	$(0.03)	$(0.12)
Net asset value, end of period	$22.05	$26.92	$22.59	$21.21	$17.93
Total return (%) (r)(s)(t)	(17.62)	19.49	6.65	18.49	13.54	(b)(q)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.97	1.02	1.06	1.02
Expenses after expense reductions (f)	1.00	0.97	1.02	1.06	1.02
Net investment income	0.65	0.61	0.38	0.32	0.39
Portfolio turnover	104	84	99	99	117
Net assets at end of period (000 Omitted)	$1,014,501	$1,377,199	$1,491,146	$1,567,980	$1,405,075

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 9/30
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$24.97		$21.04	$19.85	$16.86	$14.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.01)	$(0.06)	$(0.06)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.53)		3.94	1.25	3.05	1.95
Total from investment operations	$(4.53)		$3.93	$1.19	$2.99	$1.91
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—	$(0.01)
Net asset value, end of period	$20.44		$24.97	$21.04	$19.85	$16.86
Total return (%) (r)(s)(t)	(18.14)		18.68	5.99	17.73	12.78	(b)(q)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.62	1.68	1.71	1.67
Expenses after expense reductions (f)	1.65		1.62	1.68	1.71	1.67
Net investment income (loss)	(0.01)		(0.02)	(0.28)	(0.33)	(0.26)
Portfolio turnover	104		84	99	99	117
Net assets at end of period (000 Omitted)	$108,949		$220,062	$321,822	$544,719	$836,113

Class C	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.99	$21.05	$19.86	$16.87	$14.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.01)	$(0.06)	$(0.06)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.53)	3.95	1.25	3.05	1.96
Total from investment operations	$(4.53)	$3.94	$1.19	$2.99	$1.92
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.01)
Net asset value, end of period	$20.46	$24.99	$21.05	$19.86	$16.87
Total return (%) (r)(s)(t)	(18.13)	18.72	5.99	17.72	12.82	(b)(q)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.62	1.68	1.71	1.67
Expenses after expense reductions (f)	1.65	1.62	1.67	1.71	1.67
Net investment income (loss)	0.00	(0.05)	(0.28)	(0.33)	(0.26)
Portfolio turnover	104	84	99	99	117
Net assets at end of period (000 Omitted)	$105,748	$155,741	$170,718	$208,725	$226,376

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.46	$23.04	$21.63	$18.28	$16.21
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.23	$0.16	$0.14	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(4.97)	4.34	1.35	3.31	2.11
Total from investment operations	$(4.71)	$4.57	$1.51	$3.45	$2.25
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.15)	$(0.10)	$(0.10)	$(0.18)
Net asset value, end of period	$22.50	$27.46	$23.04	$21.63	$18.28
Total return (%) (r)(s)	(17.31)	19.91	7.01	18.93	13.92	(b)(q)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.62	0.68	0.71	0.67
Expenses after expense reductions (f)	0.65	0.62	0.67	0.71	0.67
Net investment income	1.01	0.92	0.73	0.67	0.78
Portfolio turnover	104	84	99	99	117
Net assets at end of period (000 Omitted)	$786,709	$932,127	$760,210	$619,534	$421,942

Class W	Years ended 9/30
	2008	2007	2006 (i)
Net asset value, beginning of period	$26.94	$22.62	$22.76
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.20	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(4.87)	4.25	(0.20)
Total from investment operations	$(4.64)	$4.45	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.13)	$—
Net asset value, end of period	$22.06	$26.94	$22.62
Total return (%) (r)(s)	(17.40)	19.77	(0.62	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.72	0.77	(a)
Expenses after expense reductions (f)	0.75	0.72	0.77	(a)
Net investment income	0.91	0.79	0.66	(a)
Portfolio turnover	104	84	99
Net assets at end of period (000 Omitted)	$120	$198	$99

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$24.82	$20.93	$19.84	$18.66
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.04)	$(0.07)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.48)	3.93	1.24	1.23	(g)
Total from investment operations	$(4.49)	$3.89	$1.17	$1.18
Less distributions declared to shareholders
From net investment income	$(0.12)	$—	$(0.08)	$—
Net asset value, end of period	$20.21	$24.82	$20.93	$19.84
Total return (%) (r)(s)	(18.19)	18.59	5.89	6.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.77	1.87	1.89	(a)
Expenses after expense reductions (f)	1.69	1.72	1.77	1.89	(a)
Net investment loss	(0.03)	(0.19)	(0.36)	(0.59	)(a)
Portfolio turnover	104	84	99	99
Net assets at end of period (000 Omitted)	$3,787	$3,445	$1,868	$776

Class R2 (formerly Class R3)	Years ended 9/30
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$26.42	$22.22	$20.91	$17.77	$16.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.02	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.77)	4.18	1.31	3.22	1.35
Total from investment operations	$(4.65)	$4.24	$1.33	$3.20	$1.34
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.04)	$(0.02)	$(0.06)	$(0.18)
Net asset value, end of period	$21.59	$26.42	$22.22	$20.91	$17.77
Total return (%) (r)(s)	(17.73)	19.12	6.34	18.02	8.10	(b)(n)(q)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.31	1.42	1.46	1.42	(a)
Expenses after expense reductions (f)	1.18	1.27	1.32	1.46	1.42	(a)
Net investment income (loss)	0.49	0.24	0.09	(0.09)	(0.06	)(a)
Portfolio turnover	104	84	99	99	117
Net assets at end of period (000 Omitted)	$9,046	$6,079	$2,632	$1,329	$155

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$26.88	$22.55	$21.21	$19.87
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.11	$0.08	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(4.87)	4.27	1.32	1.31	(g)
Total from investment operations	$(4.69)	$4.38	$1.40	$1.34
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.05)	$(0.06)	$—
Net asset value, end of period	$21.99	$26.88	$22.55	$21.21
Total return (%) (r)(s)	(17.60)	19.46	6.62	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	1.02	1.07	1.11	(a)
Expenses after expense reductions (f)	0.94	1.02	1.07	1.11	(a)
Net investment income	0.72	0.44	0.34	0.31	(a)
Portfolio turnover	104	84	99	99
Net assets at end of period (000 Omitted)	$4,727	$5,513	$1,815	$53

Class R4 (formerly Class R5)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$26.95	$22.62	$21.24	$19.87
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.21	$0.14	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(4.88)	4.25	1.33	1.31	(g)
Total from investment operations	$(4.63)	$4.46	$1.47	$1.37
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.13)	$(0.09)	$—
Net asset value, end of period	$22.09	$26.95	$22.62	$21.24
Total return (%) (r)(s)	(17.34)	19.77	6.95	6.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.72	0.77	0.81	(a)
Expenses after expense reductions (f)	0.67	0.72	0.77	0.81	(a)
Net investment income	0.98	0.83	0.63	0.61	(a)
Portfolio turnover	104	84	99	99
Net assets at end of period (000 Omitted)	$57	$68	$57	$53

See Notes to Financial Statements

25

Financial Highlights – continued

Any redemption fees charged by the fund during the 2004 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, Class A, Class B, Class C, Class I, and Class R2 total returns for the year ended September 30, 2004 would have been lower by 0.11%.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(q)	The fund’s net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, the Class A, Class B, Class C, Class I, and Class R2 total return for the year ended September 30, 2004 would have been lower by approximately 0.10%, 0.14%, 0.12%, 0.09%, and 0.09%, respectively.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally

27

Notes to Financial Statements – continued

valued using an external pricing model that uses market data from a third party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

28

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable

29

Notes to Financial Statements – continued

counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options and purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

30

Notes to Financial Statements – continued

Written Option Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	5,749	1,794,149
Options closed	(5,749)	(1,794,149)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal

31

Notes to Financial Statements – continued

course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting

32

Notes to Financial Statements – continued

principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	9/30/08	9/30/07
Ordinary income (including any short-term capital gains)	$16,349,077	$9,003,538

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/08
Cost of investments	$2,275,164,230
Gross appreciation	$69,379,860
Gross depreciation	(339,140,453)
Net unrealized appreciation (depreciation)	$(269,760,593)
Undistributed ordinary income	16,761,604
Capital loss carryforwards	(79,526,927)
Other temporary differences	(7,093,258)

As of September 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/11	$(79,526,927)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R and R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

33

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $50,111 for the year ended September 30, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$4,222,620
Class B	0.75%	0.25%	1.00%	1.00%	1,607,744
Class C	0.75%	0.25%	1.00%	1.00%	1,328,388
Class W	0.10%	—	0.10%	0.10%	176
Class R (b)	0.25%	0.25%	0.50%	0.50%	3,748
Class R1	0.75%	0.25%	1.00%	0.90%	39,159
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	4,974
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	45,579
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	13,809
Total Distribution and Service Fees					$7,266,197

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2008 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on

34

Notes to Financial Statements – continued

or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2008, were as follows:

Amount
Class A	$400
Class B	174,530
Class C	4,996

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2008, the fee was $1,330,716, which equated to 0.0556% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,558,168.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2008, these costs for the fund amounted to $1,331,109 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

35

Notes to Financial Statements – continued

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.15%	$6,330
Former Class R2 (b)	0.25%	—	—	0.11%	1,107
Class R2 (formerly Class R3)	0.15%	—	—	0.03%	3,119
Class R3 (formerly Class R4)	0.15%	—	—	0.04%	2,145
Class R4 (formerly Class R5)	0.10%	—	—	0.03%	17
Total Retirement Plan Administration and Services Fees					$12,718

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $10,489. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $16,599. Both amounts are included in independent trustees’ compensation for the year ended September 30, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $226,906 at September 30, 2008, and is included in payable for independent trustees’ compensation.

36

Notes to Financial Statements – continued

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $62,022 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $17,921 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,575, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,479,509,527 and $2,720,881,430, respectively.

37

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,306,818	$159,650,858	6,110,886	$152,585,319
Class B	312,088	7,338,263	662,402	15,329,226
Class C	154,750	3,653,129	221,548	5,088,905
Class I	3,851,590	94,312,405	2,821,849	70,222,720
Class W	—	—	2,915	76,110
Class R (b)	34,213	906,419	27,450	666,925
Class R1	98,589	2,396,033	153,027	3,541,625
Former Class R2 (b)	47,228	1,182,320	39,784	948,266
Class R2 (formerly Class R3)	322,888	8,266,146	289,102	7,135,712
Class R3 (formerly Class R4)	56,506	1,472,503	228,996	5,798,879
Class 529A (c)	—	—	1,038	24,973
Class 529B (c)	—	—	243	5,312
Class 529C (c)	—	—	2,094	46,229
	11,184,670	$279,178,076	10,561,334	$261,470,201
Shares issued to shareholders in reinvestment of distributions
Class A	248,450	$6,700,690	148,003	$3,541,712
Class I	304,462	8,354,436	202,388	4,926,117
Class W	64	1,732	25	589
Class R (b)	—	—	114	2,686
Class R1	819	20,354	—	—
Former Class R2 (b)	664	16,561	—	—
Class R2 (formerly Class R3)	2,147	56,748	247	5,821
Class R3 (formerly Class R4)	1,508	40,543	163	3,883
Class R4 (formerly Class R5)	22	581	13	320
Class 529A (c)	—	—	21	496
	558,136	$15,191,645	350,974	$8,481,624

38

Notes to Financial Statements – continued

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(11,714,299)	$(299,487,981)	(21,106,268)	$(519,014,699)
Class B	(3,794,551)	(89,778,199)	(7,147,834)	(164,908,373)
Class C	(1,217,803)	(28,608,097)	(2,099,056)	(48,096,444)
Class I	(3,129,800)	(82,211,920)	(2,070,333)	(53,634,468)
Class W	(1,940)	(45,763)	—	—
Class R (b)	(142,756)	(3,769,030)	(168,546)	(4,133,014)
Class R1	(50,857)	(1,181,000)	(103,476)	(2,346,514)
Former Class R2 (b)	(87,952)	(2,079,065)	(19,282)	(440,016)
Class R2 (formerly Class R3)	(136,050)	(3,371,242)	(177,753)	(4,331,903)
Class R3 (formerly Class R4)	(48,229)	(1,191,256)	(104,508)	(2,575,224)
Class 529A (c)	—	—	(19,826)	(484,513)
Class 529B (c)	—	—	(6,773)	(152,689)
Class 529C (c)	—	—	(15,989)	(361,731)
	(20,324,237)	$(511,723,553)	(33,039,644)	$(800,479,588)
Net change
Class A	(5,159,031)	$(133,136,433)	(14,847,379)	$(362,887,668)
Class B	(3,482,463)	(82,439,936)	(6,485,432)	(149,579,147)
Class C	(1,063,053)	(24,954,968)	(1,877,508)	(43,007,539)
Class I	1,026,252	20,454,921	953,904	21,514,369
Class W	(1,876)	(44,031)	2,939	76,699
Class R (b)	(108,543)	(2,862,611)	(140,982)	(3,463,403)
Class R1	48,551	1,235,387	49,551	1,195,111
Former Class R2 (b)	(40,060)	(880,184)	20,503	508,250
Class R2 (formerly Class R3)	188,985	4,951,652	111,596	2,809,630
Class R3 (formerly Class R4)	9,785	321,790	124,651	3,227,538
Class R4 (formerly Class R5)	22	581	13	320
Class 529A (c)	—	—	(18,767)	(459,044)
Class 529B (c)	—	—	(6,530)	(147,377)
Class 529C (c)	—	—	(13,895)	(315,502)
	(8,581,431)	$(217,353,832)	(22,127,336)	$(530,527,763)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(c)	Class 529A, Class 529B, and Class 529C shares closed on March 30, 2007.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, MFS Conservative Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 15%, 11%, 6%, and 5% respectively, of the value of outstanding voting shares of the fund. In addition,

39

Notes to Financial Statements – continued

the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2008, the fund’s commitment fee and interest expense were $10,196 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to a Fair Fund established by the SEC, from which settlement funds will be distributed to current and former shareholders of the fund and certain other affected MFS retail funds. The Payments will be distributed to shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Payments made by third parties into other settlement funds to remediate harm caused by the third party’s late or excessive trading in certain MFS funds may also become part of the residual amounts. At this time, the residual amounts, if any, cannot be reasonably estimated and the fund has not accrued an estimate for any amounts to be received.

40

Notes to Financial Statements – continued

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Fund	8,541,771	538,911,425	(527,869,490)	19,583,706

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Fund	$—	$—	$599,447	$19,583,706

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the “Trust”) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2008

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or

47

Trustees and Officers – continued

removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Joseph MacDougall Katrina Mead

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

49

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

50

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2007, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the one-year period ended December 31, 2007 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

51

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

52

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

53

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

54

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

eDelivery

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS®
INVESTMENT MANAGEMENT

MFS® Total Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

9/30/08

MTR-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 14, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 Years	4.0%
Fannie Mae, 6.0%, 30 Years	2.3%
Exxon Mobil Corp.	2.0%
U.S. Treasury Notes, 4.75%, 2008	2.0%
Lockheed Martin Corp.	1.7%
JPMorgan Chase & Co.	1.7%
AT&T, Inc.	1.4%
Bank of America Corp.	1.4%
MetLife, Inc.	1.4%
U.S. Treasury Notes, 6.5%, 2010	1.3%

Equity sectors
Financial Services	13.2%
Energy	8.9%
Utilities & Communications	6.6%
Consumer Staples	5.9%
Industrial Goods & Services	5.5%
Health Care	5.0%
Technology	3.5%
Retailing	3.4%
Leisure	2.3%
Basic Materials	1.8%
Autos & Housing	1.5%
Special Products & Services	1.1%
Transportation	0.4%

Fixed income sectors (i)
Mortgage-Backed Securities	16.7%
High Grade Corporates	9.9%
U.S. Treasury Securities	8.8%
Commercial Mortgaged-Backed Securities	2.2%
U.S. Government Agencies	1.7%
Asset-Backed Securities	0.5%
Municipal Bonds	0.4%
Non U.S. Government Bonds	0.4%
Emerging Market Bonds	0.3%
High Yield Corporates (o)	0.0%
Collateralized Debt Obligations (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0.1%.

Percentages are based on net assets as of 9/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2008, Class A shares of the MFS Total Return Fund provided a total return of –12.77%, at net asset value. This compares with a return of –21.98% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), had a return of 3.65%.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations.

Detractors from Performance

Within the equity portion of the fund, an overweighted position in the financial services sector hurt relative performance as the sector lagged the returns of the S&P 500 Index. Shares of insurance companies Genworth Financial and Conseco (aa), and financial firm UBS (aa)(g), were particularly hard hit. Global

Management Review – continued

financial services firm Bear Stearns, which was acquired by JPMorgan Chase effective May 30, 2008, also detracted from relative returns. Shares of Bear Stearns declined as market concerns grew over the company’s credit exposure prior to its acquisition. Not holding financial services firm Wells Fargo, which turned in strong performance over the reporting period, also hurt relative returns.

Although stock selection and, to a lesser extent, an underweighted position in the health care sector held back relative returns, no individual stocks within this sector were among the fund’s top detractors.

The combination of an overweighted position and stock selection in the utilities and communications sector held back this sector’s contribution to relative performance. Positioning in wireless telecommunications provider Qwest (g), whose stock underperformed the S&P 500 Index, hurt relative results.

Stocks in other sectors that detracted from relative performance included department stores operator Macy’s and cruise line operator Royal Caribbean Cruises. An underweighted position in retail giant Wal-Mart Stores also hurt. Not owning software giant Microsoft, a relative outperformer, also had a negative impact on relative returns.

Within the fixed income portion of the fund, our overweighting in American International Group (AIG) and Lehman Brothers debt hurt relative returns. Overweighted positions in “BBB” rated(s) bonds and commercial mortgage-backed securities also detracted from relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in the industrial goods and services sector boosted performance relative to the S&P 500 Index. Strong relative performance from defense contractor Lockheed Martin was a key contributor in this sector.

Stock selection in the energy sector was another positive factor for relative performance. Global integrated energy company Hess and oil and gas producer Apache Corp. were among the fund’s top contributors. Shares of Hess rose as plans were prepared to drill for oil in a much-anticipated site off the coast of Brazil.

Although the technology sector generated positive relative results, no individual stocks within this sector were among the fund’s top contributors over the reporting period.

Elsewhere, positioning in the stock of poor-performing insurance company AIG (g) and financial services firm Wachovia (g) helped as the fund avoided most of the serious losses experienced by these stocks during the reporting period.

Management Review – continued

Holdings of PNC Financial Services Group, JPMorgan Chase, food company General Mills, and athletic shoes and apparel manufacturer NIKE bolstered relative results.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, holdings of Fannie Mae and Freddie Mac mortgage-backed securities contributed to relative results. The fund’s higher yield, in comparison to that of the Lehman Index, in addition to positive security selection, also helped relative returns.

Respectfully,

Brooks Taylor

on behalf of the MFS Total Return management team

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.
(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, are considered non-investment grade. The primary source for bond quality ratings is Moody’s Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/06/70	(12.77)%	5.08%	5.50%
B	8/23/93	(13.30)%	4.42%	4.82%
C	8/01/94	(13.30)%	4.41%	4.82%
I	1/02/97	(12.40)%	5.47%	5.87%
R1	4/01/05	(13.32)%	4.35%	4.79%
R2 (formerly Class R3)	10/31/03	(12.90)%	4.79%	5.01%
R3 (formerly Class R4)	4/01/05	(12.65)%	5.09%	5.50%
R4 (formerly Class R5)	4/01/05	(12.42)%	5.30%	5.60%
529A	7/31/02	(12.88)%	4.86%	5.33%
529B	7/31/02	(13.44)%	4.18%	4.68%
529C	7/31/02	(13.45)%	4.16%	4.67%

Comparative benchmarks

Lehman Brothers U.S. Aggregate Bond Index (f)	3.65%	3.78%	5.20%
Standard & Poor’s 500 Stock Index (f)	(21.98)%	5.17%	3.06%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(17.79)%	3.85%	4.87%
B With CDSC (Declining over six years from 4% to 0%) (x)	(16.42)%	4.10%	4.82%
C With CDSC (1% for 12 months) (x)	(14.08)%	4.41%	4.82%
529A With Initial Sales Charge (5.75%)	(17.89)%	3.63%	4.71%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(16.56)%	3.86%	4.68%
529C With CDSC (1% for 12 months) (x)	(14.23)%	4.16%	4.67%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Class R3, Class R4 and Class 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1, Class R2 and Class 529B shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund’s Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2008 through September 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/08	Ending Account Value 9/30/08	Expenses Paid During Period (p) 4/01/08-9/30/08
A	Actual	0.87%	$1,000.00	$932.91	$4.20
	Hypothetical (h)	0.87%	$1,000.00	$1,020.65	$4.39
B	Actual	1.52%	$1,000.00	$929.78	$7.33
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
C	Actual	1.52%	$1,000.00	$930.09	$7.33
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
I	Actual	0.52%	$1,000.00	$934.59	$2.51
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63
R1	Actual	1.52%	$1,000.00	$929.78	$7.33
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
R2 (formerly R3)	Actual	1.02%	$1,000.00	$931.82	$4.93
	Hypothetical (h)	1.02%	$1,000.00	$1,019.90	$5.15
R3 (formerly R4)	Actual	0.77%	$1,000.00	$933.45	$3.72
	Hypothetical (h)	0.77%	$1,000.00	$1,021.15	$3.89
R4 (formerly R5)	Actual	0.52%	$1,000.00	$934.63	$2.52
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63
529A	Actual	0.97%	$1,000.00	$933.01	$4.69
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
529B	Actual	1.62%	$1,000.00	$929.37	$7.81
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17
529C	Actual	1.62%	$1,000.00	$928.95	$7.81
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.1%
Issuer	Shares/Par	Value ($)

Aerospace - 3.4%
Lockheed Martin Corp.	1,242,598	$136,274,839
Northrop Grumman Corp.	963,720	58,343,609
Raytheon Co.	82,090	4,392,636
United Technologies Corp.	1,151,790	69,176,507

		$268,187,591
Alcoholic Beverages - 0.7%
Diageo PLC	2,312,662	$39,148,737
Heineken N.V.	241,250	9,721,792
Molson Coors Brewing Co.	127,020	5,938,185

		$54,808,714
Apparel Manufacturers - 0.7%
NIKE, Inc., “B”	812,160	$54,333,504

Automotive - 0.7%
Harley-Davidson, Inc.	370,260	$13,810,698
Johnson Controls, Inc.	1,473,400	44,688,222

		$58,498,920
Biotechnology - 0.4%
Amgen, Inc. (a)	232,317	$13,769,429
Genzyme Corp. (a)	199,960	16,174,764

		$29,944,193
Broadcasting - 1.4%
Omnicom Group, Inc.	1,397,510	$53,887,986
Walt Disney Co.	1,533,320	47,057,591
WPP Group PLC	1,104,501	8,963,536

		$109,909,113
Brokerage & Asset Managers - 2.1%
Deutsche Boerse AG	159,570	$14,547,520
Franklin Resources, Inc.	381,580	33,628,645
Goldman Sachs Group, Inc.	608,550	77,894,400
Invesco Ltd.	599,730	12,582,335
Merrill Lynch & Co., Inc.	976,560	24,706,968

		$163,359,868

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 1.1%
Accenture Ltd., “A”	820,590	$31,182,420
Automatic Data Processing, Inc.	389,010	16,630,178
Fidelity National Information Services, Inc.	628,210	11,596,757
Lender Processing Services, Inc.	314,010	9,583,585
Visa, Inc., “A”	237,190	14,561,094
Western Union Co.	265,860	6,558,766

		$90,112,800
Cable TV - 0.2%
Time Warner Cable, Inc., “A” (a)(l)	780,010	$18,876,242

Chemicals - 1.5%
3M Co.	762,900	$52,113,699
PPG Industries, Inc.	1,140,870	66,535,538

		$118,649,237
Computer Software - 1.2%
Oracle Corp. (a)	4,493,430	$91,261,563
Synopsys, Inc. (a)	127,480	2,543,226

		$93,804,789
Computer Software - Systems - 1.2%
Hewlett-Packard Co.	232,940	$10,771,146
International Business Machines Corp.	731,140	85,514,134

		$96,285,280
Construction - 0.5%
Masco Corp.	361,720	$6,489,257
Pulte Homes, Inc.	1,140,360	15,930,829
Sherwin-Williams Co.	251,710	14,387,744
Toll Brothers, Inc. (a)	53,630	1,353,085

		$38,160,915
Consumer Goods & Services - 0.9%
Clorox Co.	468,200	$29,351,458
Procter & Gamble Co.	546,231	38,066,838

		$67,418,296
Electrical Equipment - 1.1%
Danaher Corp.	307,250	$21,323,150
General Electric Co.	359,440	9,165,720
W.W. Grainger, Inc.	461,520	40,138,394
WESCO International, Inc. (a)	570,462	18,357,467

		$88,984,731

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 0.9%
Flextronics International Ltd. (a)	2,311,400	$16,364,712
Intel Corp.	2,796,800	52,384,064
SanDisk Corp. (a)	14,900	291,295

		$69,040,071
Energy - Independent - 2.4%
Anadarko Petroleum Corp.	276,100	$13,393,611
Apache Corp.	818,470	85,350,052
Devon Energy Corp.	664,415	60,594,648
EOG Resources, Inc.	165,060	14,766,268
Sunoco, Inc.	260,920	9,283,534
Ultra Petroleum Corp. (a)	115,400	6,386,236

		$189,774,349
Energy - Integrated - 5.8%
Chevron Corp.	794,435	$65,524,999
ConocoPhillips	272,860	19,986,995
Exxon Mobil Corp.	2,052,978	159,434,271
Hess Corp.	802,470	65,866,738
Marathon Oil Corp.	1,245,000	49,638,150
TOTAL S.A., ADR	1,602,080	97,214,214

		$457,665,367
Engineering - Construction - 0.1%
North American Energy Partners, Inc. (a)	550,381	$5,707,451

Food & Beverages - 2.6%
Coca-Cola Co.	264,300	$13,976,184
General Mills, Inc.	259,320	17,820,470
Hain Celestial Group, Inc. (a)(l)	24,140	664,574
Kellogg Co.	703,780	39,482,058
Nestle S.A.	1,699,309	73,498,617
Pepsi Bottling Group, Inc.	53,680	1,565,846
PepsiCo, Inc.	825,720	58,849,064

		$205,856,813
Food & Drug Stores - 1.3%
CVS Caremark Corp.	1,854,259	$62,414,358
Kroger Co.	722,750	19,861,170
Walgreen Co.	671,700	20,795,832

		$103,071,360

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Furniture & Appliances - 0.3%
Jarden Corp. (a)(l)	980,765	$22,998,939

Gaming & Lodging - 0.7%
Royal Caribbean Cruises Ltd.	1,690,120	$35,069,990
Wyndham Worldwide	1,212,200	19,043,662

		$54,113,652
General Merchandise - 0.9%
Macy’s, Inc.	2,715,730	$48,828,825
Wal-Mart Stores, Inc.	414,810	24,842,971

		$73,671,796
Health Maintenance Organizations - 0.6%
UnitedHealth Group, Inc.	661,860	$16,804,625
WellPoint, Inc. (a)	612,620	28,652,237

		$45,456,862
Insurance - 4.9%
Allstate Corp.	2,236,570	$103,150,608
Aon Corp.	133,160	5,986,874
Aspen Insurance Holdings Ltd.	397,600	10,934,000
Chubb Corp.	223,220	12,254,778
Conseco, Inc. (a)	812,591	2,860,320
Genworth Financial, Inc., “A”	4,329,041	37,273,043
Hartford Financial Services Group, Inc.	341,110	13,982,099
Max Capital Group Ltd.	790,550	18,364,477
MetLife, Inc. (l)	1,930,530	108,109,680
PartnerRe Ltd.	73,680	5,016,871
Prudential Financial, Inc.	305,950	22,028,400
Travelers Cos., Inc.	989,087	44,706,732

		$384,667,882
Internet - 0.0%
Google, Inc., “A” (a)	2,775	$1,111,443

Machinery & Tools - 0.9%
Eaton Corp.	425,420	$23,900,096
Ingersoll-Rand Co. Ltd., “A”	254,700	7,938,999
Kennametal, Inc.	629,360	17,068,243
Timken Co.	895,771	25,395,108

		$74,302,446

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - 5.8%
Bank of America Corp.	3,091,504	$108,202,640
Bank of New York Mellon Corp.	2,569,648	83,719,132
JPMorgan Chase & Co.	2,832,281	132,267,523
PNC Financial Services Group, Inc.	742,500	55,464,750
State Street Corp.	976,760	55,558,109
SunTrust Banks, Inc.	571,550	25,714,035

		$460,926,189
Medical & Health Technology & Services - 0.2%
DaVita, Inc. (a)	287,420	$16,385,814

Medical Equipment - 0.6%
Advanced Medical Optics, Inc. (a)(l)	845,688	$15,036,333
Cooper Cos., Inc.	227,321	7,901,678
Zimmer Holdings, Inc. (a)	348,990	22,530,794

		$45,468,805
Metals & Mining - 0.0%
Century Aluminum Co. (a)	132,584	$3,671,251

Natural Gas - Distribution - 0.2%
Sempra Energy	360,180	$18,178,285

Natural Gas - Pipeline - 0.6%
El Paso Corp.	1,022,240	$13,043,782
Williams Cos., Inc.	1,325,350	31,344,528

		$44,388,310
Network & Telecom - 0.2%
Cisco Systems, Inc. (a)	188,550	$4,253,688
Nokia Corp., ADR	612,140	11,416,411

		$15,670,099
Oil Services - 0.7%
Exterran Holdings, Inc. (a)	227,230	$7,262,271
Halliburton Co.	458,320	14,844,985
Helix Energy Solutions Group, Inc. (a)	394,320	9,574,090
Noble Corp.	520,690	22,858,291

		$54,539,637
Other Banks & Diversified Financials - 0.4%
American Express Co.	307,080	$10,879,844
East West Bancorp, Inc. (l)	365,320	5,004,884

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
New York Community Bancorp, Inc.	323,170	$5,426,024
Sovereign Bancorp, Inc.	3,070,590	12,128,831

		$33,439,583
Pharmaceuticals - 3.2%
Abbott Laboratories	149,590	$8,613,392
GlaxoSmithKline PLC	518,940	11,211,380
Johnson & Johnson	907,380	62,863,286
Merck & Co., Inc.	1,862,780	58,789,337
Merck KGaA	153,250	16,452,141
Pfizer, Inc.	361,500	6,666,060
Roche Holding AG	72,870	11,359,480
Wyeth	1,988,538	73,456,594

		$249,411,670
Railroad & Shipping - 0.2%
Burlington Northern Santa Fe Corp.	149,430	$13,811,815

Real Estate - 0.0%
Apartment Investment & Management, “A”, REIT	34,895	$1,222,023
Mack-Cali Realty Corp., REIT	36,530	1,237,271

		$2,459,294
Specialty Chemicals - 0.3%
Air Products & Chemicals, Inc.	382,330	$26,185,782

Specialty Stores - 0.5%
AnnTaylor Stores Corp. (a)	413,610	$8,536,910
Nordstrom, Inc.	192,100	5,536,322
Staples, Inc.	1,121,300	25,229,250

		$39,302,482
Telecommunications - Wireless - 0.4%
America Movil S.A.B. de C.V., “L”, ADR	43,520	$2,017,587
Rogers Communications, Inc., “B”	484,660	15,720,426
Vodafone Group PLC	6,264,083	13,838,595

		$31,576,608
Telephone Services - 2.2%
AT&T, Inc.	3,904,318	$109,008,559
Embarq Corp.	1,258,337	51,025,565
Verizon Communications, Inc.	508,172	16,307,239

		$176,341,363

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 1.7%
Altria Group, Inc.	361,350	$7,169,184
Lorillard, Inc.	414,260	29,474,599
Philip Morris International, Inc.	2,103,780	101,191,818

		$137,835,601
Trucking - 0.2%
United Parcel Service, Inc., “B”	299,390	$18,828,637

Utilities - Electric Power - 3.2%
American Electric Power Co., Inc.	734,660	$27,204,460
CMS Energy Corp.	574,930	7,169,377
Dominion Resources, Inc.	517,618	22,143,698
DPL, Inc. (l)	431,162	10,692,818
Entergy Corp.	133,460	11,879,275
FPL Group, Inc.	787,410	39,606,723
NRG Energy, Inc. (a)	1,006,000	24,898,500
Pepco Holdings, Inc.	436,440	9,998,840
PG&E Corp.	1,378,000	51,606,100
PPL Corp.	604,430	22,375,999
Public Service Enterprise Group, Inc.	729,710	23,927,191

		$251,502,981
Total Common Stocks (Identified Cost, $4,848,796,889)		$4,678,696,830

Bonds - 40.5%
Agency - Other - 0.0%
Financing Corp., 9.65%, 2018	$2,850,000	$3,916,302

Asset Backed & Securitized - 2.6%
Banc of America Commercial Mortgage, Inc., FRN, 5.745%, 2051	$13,600,000	$11,622,882
Banc of America Commercial Mortgage, Inc., FRN, 5.482%, 2049	3,216,373	2,462,214
Bayview Financial Revolving Mortgage Loan Trust, FRN, 4.509%, 2040 (z)	10,340,000	7,447,120
BlackRock Capital Finance LP, 7.75%, 2026 (n)	1,103,683	320,068
Capital Trust Realty CDO Ltd., 5.16%, 2035 (z)	2,400,000	2,020,125
Chase Commercial Mortgage Securities Corp., 7.543%, 2032	182,758	182,827
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	6,820,000	5,691,475
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2031	1,358,475	1,337,029
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	65,291	63,931
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	6,450,000	4,865,641
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	8,321,579	6,657,134

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	$5,822,867	$4,583,660
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	9,759,829	8,264,628
GE Commercial Mortgage Corp., FRN, 5.518%, 2044	7,580,000	6,149,139
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	7,534,000	3,994,499
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	5,165,031	5,062,401
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	3,468,895	3,268,118
JPMorgan Chase Commercial Mortgage Securities Corp, 6.007%, 2049	16,230,000	13,887,055
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	9,444,000	7,853,975
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	9,800,000	8,203,690
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.209%, 2041	2,279,327	2,129,420
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	6,980,000	6,148,584
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	7,270,000	6,573,822
Merrill Lynch Mortgage Trust, FRN, 6.023%, 2050	5,520,000	3,124,621
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.474%, 2039	6,500,000	5,324,850
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	9,759,829	8,336,745
Morgan Stanley Capital I, Inc., FRN, 0.702%, 2030 (i)(n)	66,403,455	1,360,547
Multi-Family Capital Access One, Inc., 6.65%, 2024	1,109,130	1,107,163
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	5,243,000	5,059,211
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	8,242,000	3,669,286
Spirit Master Funding LLC, 5.05%, 2023 (z)	9,145,693	6,784,124
Structured Asset Securities Corp., FRN, 4.67%, 2035	9,440,267	8,055,490
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	7,432,000	6,169,382
Wachovia Bank Commercial Mortgage Trust, 5.903%, 2051	17,935,000	15,430,935
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	11,645,000	10,407,650
Wachovia Bank Commercial Mortgage Trust, FRN, 5.957%, 2045	9,160,000	7,667,319
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	9,830,000	8,053,891

		$209,340,651
Broadcasting - 0.2%
CBS Corp., 6.625%, 2011	$8,518,000	$8,282,878
Hearst-Argyle Television, Inc., 7.5%, 2027	3,800,000	3,811,035
News America, Inc., 8.5%, 2025	5,903,000	5,964,621

		$18,058,534

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Brokerage & Asset Managers - 0.5%
Goldman Sachs Group, Inc., 5.625%, 2017	$9,302,000	$6,602,439
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)	6,800,000	8,500
Merrill Lynch & Co., Inc., 6.15%, 2013	6,790,000	6,274,347
Merrill Lynch & Co., Inc., 6.11%, 2037	5,900,000	4,095,874
Morgan Stanley, 3.875%, 2009	10,690,000	9,834,992
Morgan Stanley, 5.75%, 2016	6,120,000	3,795,128
Morgan Stanley, 6.75%, 2011	6,437,000	4,764,120
Morgan Stanley, 6.625%, 2018	4,112,000	2,721,285

		$38,096,685
Building - 0.1%
CRH America, Inc., 6.95%, 2012	$8,021,000	$8,020,912

Business Services - 0.1%
Xerox Corp., 5.5%, 2012	$5,100,000	$4,862,544

Cable TV - 0.2%
Cox Communications, Inc., 4.625%, 2013	$6,711,000	$6,203,742
Time Warner Entertainment Co. LP, 8.375%, 2033	7,170,000	6,816,211

		$13,019,953
Chemicals - 0.1%
PPG Industries, Inc., 5.75%, 2013	$4,690,000	$4,648,217

Conglomerates - 0.2%
General Electric Co., 5.25%, 2017	$5,160,000	$4,515,165
Kennametal, Inc., 7.2%, 2012	8,542,000	8,839,954

		$13,355,119
Consumer Goods & Services - 0.3%
Fortune Brands, Inc., 5.125%, 2011	$9,914,000	$9,961,062
Western Union Co., 5.4%, 2011	13,050,000	13,165,506

		$23,126,568
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$8,973,000	$8,374,169

Electronics - 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$7,980,000	$7,679,042

Emerging Market Quasi-Sovereign - 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	$6,340,000	$6,135,598

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - 0.1%
State of Israel, 4.625%, 2013	$6,850,000	$6,898,156

Energy - Independent - 0.1%
Nexen, Inc., 5.875%, 2035	$2,117,000	$1,585,085
Ocean Energy, Inc., 7.25%, 2011	8,780,000	9,164,353

		$10,749,438
Energy - Integrated - 0.1%
Petro-Canada, 6.05%, 2018	$9,475,000	$8,270,832

Financial Institutions - 0.5%
American Express Co., 5.5%, 2016	$11,996,000	$10,237,830
Capital One Financial Corp., 6.15%, 2016	8,680,000	6,514,166
General Electric Capital Corp., 5.45%, 2013	2,383,000	2,226,313
General Electric Capital Corp., 5.375%, 2016	3,979,000	3,511,372
HSBC Finance Corp., 5.25%, 2011	8,925,000	8,769,161
ORIX Corp., 5.48%, 2011	13,060,000	12,000,442

		$43,259,284
Food & Beverages - 0.5%
Diageo Finance B.V., 5.5%, 2013	$14,470,000	$14,564,214
Dr. Pepper Snapple Group, Inc., 6.12%, 2013 (z)	2,540,000	2,520,907
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (n)	3,082,000	2,974,922
Kraft Foods, Inc., 6.125%, 2018	5,350,000	4,995,536
Miller Brewing Co., 5.5%, 2013 (n)	16,686,000	16,461,223

		$41,516,802
Food & Drug Stores - 0.1%
CVS Caremark Corp., 6.125%, 2016	$6,630,000	$6,405,236

Gaming & Lodging - 0.2%
Marriott International, Inc., 6.375%, 2017	$7,330,000	$6,609,454
Wyndham Worldwide Corp., 6%, 2016	6,562,000	5,599,151

		$12,208,605
Insurance - 0.2%
American International Group, Inc., 8.25%, 2018 (z)	$3,490,000	$2,027,596
American International Group, Inc., 6.25%, 2037	9,130,000	1,462,790
ING Groep N.V., 5.775% to 2015, FRN to 2049	8,503,000	6,794,577
Metropolitan Life Global Funding, 5.125%, 2013 (n)	3,340,000	3,244,730

		$13,529,693

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - 0.3%
Allstate Corp., 5.55%, 2035	$7,742,000	$5,989,095
Chubb Corp., 6.375% to 2017, FRN to 2067	6,830,000	5,208,380
Fund American Cos., Inc., 5.875%, 2013	6,030,000	4,472,005
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	2,640,000	1,800,744
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	11,610,000	7,778,700

		$25,248,924
International Market Quasi-Sovereign - 0.2%
Hydro-Quebec, 6.3%, 2011	$16,520,000	$17,753,879

International Market Sovereign - 0.2%
Province of Ontario, 5%, 2011	$13,130,000	$13,823,658

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (a)(n)	$5,970,000	$5,800,601

Major Banks - 0.7%
Bank of America Corp., 5.49%, 2019	$4,135,000	$3,203,256
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	3,200,000	2,224,640
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	7,327,000	7,462,403
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	9,180,000	6,947,507
Natixis S.A., 10% to 2018, FRN to 2049 (n)	9,804,000	9,098,014
PNC Funding Corp., 5.625%, 2017	6,510,000	5,766,949
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	2,060,000	1,535,217
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	11,444,000	10,967,701
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	8,740,000	7,438,002
Wachovia Corp., 5.25%, 2014	4,613,000	2,828,622

		$57,472,311
Medical & Health Technology & Services - 0.3%
Baxter International, Inc., 5.9%, 2016	$7,640,000	$7,668,856
Cardinal Health, Inc., FRN, 5.8%, 2016	4,803,000	4,486,770
HCA, Inc., 8.75%, 2010	742,000	730,870
Hospira, Inc., 5.55%, 2012	3,080,000	3,078,306
Hospira, Inc., 6.05%, 2017	10,978,000	10,466,908

		$26,431,710
Metals & Mining - 0.1%
ArcelorMittal, 6.125%, 2018 (n)	$9,913,000	$8,784,018

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - 16.6%
Fannie Mae, 6.541%, 2011	$1,476,372	$1,526,509
Fannie Mae, 4.143%, 2013	1,007,747	958,400
Fannie Mae, 4.154%, 2013	3,189,511	3,042,747
Fannie Mae, 4.667%, 2013	678,676	668,571
Fannie Mae, 4.518%, 2014	5,902,345	5,720,787
Fannie Mae, 4.56%, 2014	361,472	349,362
Fannie Mae, 4.63%, 2014	2,508,266	2,432,909
Fannie Mae, 4.76%, 2014	196,096	192,492
Fannie Mae, 4.839%, 2014	4,622,100	4,527,557
Fannie Mae, 4.88%, 2014-2020	1,667,721	1,622,102
Fannie Mae, 4.78%, 2015	2,399,795	2,319,845
Fannie Mae, 4.856%, 2015	669,067	643,872
Fannie Mae, 4.925%, 2015	14,120,489	13,810,396
Fannie Mae, 5.19%, 2015	1,391,446	1,372,864
Fannie Mae, 5.09%, 2016	2,000,000	1,949,809
Fannie Mae, 5.05%, 2017	2,501,000	2,431,395
Fannie Mae, 5.5%, 2017-2035	357,920,083	358,541,102
Fannie Mae, 6%, 2017-2037	198,818,824	202,121,854
Fannie Mae, 4.5%, 2018-2035	60,928,994	59,409,300
Fannie Mae, 5%, 2018-2035	123,921,799	122,010,137
Fannie Mae, 7.5%, 2030-2032	1,353,836	1,463,068
Fannie Mae, 6.5%, 2031-2037	65,166,117	67,143,525
Freddie Mac, 6%, 2016-2037	99,249,038	100,846,027
Freddie Mac, 5%, 2017-2035	127,889,799	125,641,213
Freddie Mac, 4.5%, 2019-2035	24,091,858	23,427,789
Freddie Mac, 5.5%, 2019-2036	101,943,423	101,871,412
Freddie Mac, 6.5%, 2034-2037	25,695,974	26,420,442
Ginnie Mae, 5.5%, 2032-2035	34,522,167	34,644,111
Ginnie Mae, 6%, 2032-2038	29,329,190	29,805,045
Ginnie Mae, 4.5%, 2033-2034	7,882,354	7,511,384
Ginnie Mae, 5%, 2033-2034	8,345,401	8,193,608

		$1,312,619,634
Municipals - 0.4%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$10,995,000	$10,726,062
Massachusetts Bay Transportation Authority Sales Tax Rev., “A”, 5.25%, 2033	2,890,000	2,823,241
Massachusetts Bay Transportation Authority Sales Tax Rev., “A”, 5.25%, 2034	3,250,000	3,173,495
Massachusetts Bay Transportation Authority Sales Tax Rev., “A-1”, 5.25%, 2033	6,480,000	6,364,980

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	$4,210,000	$4,284,643
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2035	6,685,000	6,835,613

		$34,208,034
Natural Gas - Pipeline - 0.3%
CenterPoint Energy, Inc., 7.875%, 2013	$6,965,000	$7,149,224
Enterprise Products Operating LLC, 6.5%, 2019	5,184,000	4,829,352
Kinder Morgan Energy Partners LP, 6.75%, 2011	8,013,000	8,114,052
Kinder Morgan Energy Partners LP, 7.75%, 2032	2,520,000	2,405,050
Spectra Energy Capital LLC, 8%, 2019	5,327,000	5,528,030

		$28,025,708
Network & Telecom - 0.7%
AT&T, Inc., 6.5%, 2037	$6,564,000	$5,583,864
BellSouth Corp., 6.55%, 2034	6,131,000	5,256,290
Deutsche Telekom International Finance B.V., 5.75%, 2016	7,781,000	6,940,885
Telecom Italia Capital, 5.25%, 2013	4,186,000	3,713,777
Telefonica Europe B.V., 7.75%, 2010	4,400,000	4,492,224
TELUS Corp., 8%, 2011	11,527,000	12,207,900
Verizon New York, Inc., 6.875%, 2012	19,974,000	19,973,201

		$58,168,141
Oil Services - 0.1%
Weatherford International Ltd., 6.35%, 2017	$2,900,000	$2,684,034
Weatherford International Ltd., 6%, 2018	6,883,000	6,179,647

		$8,863,681
Oils - 0.2%
Valero Energy Corp., 6.875%, 2012	$12,750,000	$13,092,274

Other Banks & Diversified Financials - 0.5%
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	$5,684,000	$4,615,016
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	12,360,000	9,523,874
UFJ Finance Aruba AEC, 6.75%, 2013	9,069,000	9,508,910
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	15,472,000	14,058,478

		$37,706,278
Pharmaceuticals - 0.2%
Allergan, Inc., 5.75%, 2016	$9,860,000	$9,482,589
Glaxosmithkline Capital, Inc., 4.85%, 2013	3,090,000	3,033,530

		$12,516,119

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pollution Control - 0.1%
Waste Management, Inc., 7.375%, 2010	$7,332,000	$7,592,499

Railroad & Shipping - 0.1%
CSX Corp., 6.75%, 2011	$618,000	$631,553
CSX Corp., 7.9%, 2017	6,220,000	6,304,219

		$6,935,772
Real Estate - 0.5%
Boston Properties, Inc., REIT, 5%, 2015	$2,006,000	$1,785,270
HRPT Properties Trust, REIT, 6.25%, 2016	11,278,000	9,726,824
Kimco Realty Corp., REIT, 6%, 2012	1,750,000	1,712,681
ProLogis, REIT, 5.75%, 2016	11,170,000	9,732,957
Simon Property Group, Inc., REIT, 5.1%, 2015	11,785,000	10,411,564
Vornado Realty Trust, REIT, 4.75%, 2010	5,141,000	5,045,341

		$38,414,637
Retailers - 0.3%
Home Depot, Inc., 5.25%, 2013	$2,610,000	$2,403,481
Home Depot, Inc., 5.875%, 2036	724,000	508,952
Limited Brands, Inc., 5.25%, 2014	6,288,000	5,263,446
Macy’s Retail Holdings, Inc., 5.35%, 2012	2,980,000	2,744,252
Wal-Mart Stores, Inc., 5.25%, 2035	12,347,000	9,869,389

		$20,789,520
Supermarkets - 0.0%
Kroger Co., 5%, 2013	$3,210,000	$3,064,555

Telecommunications - Wireless - 0.3%
Cingular Wireless LLC, 6.5%, 2011	$3,924,000	$3,994,043
Nextel Communications, Inc., 5.95%, 2014	11,430,000	7,658,100
Rogers Communications, Inc., 6.8%, 2018	8,529,000	8,068,690
Vodafone Group PLC, 5.625%, 2017	1,987,000	1,766,244

		$21,487,077
Tobacco - 0.1%
Philip Morris International, Inc., 4.875%, 2013	$12,220,000	$12,043,299

U.S. Government Agencies - 1.6%
Aid-Egypt, 4.45%, 2015	$9,559,000	$9,823,402
Fannie Mae, 6.625%, 2009	28,113,000	28,980,567
Freddie Mac, 5.5%, 2017	44,400,000	46,976,399
Small Business Administration, 8.8%, 2011	17,976	18,159

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies - continued
Small Business Administration, 4.35%, 2023	$1,652,462	$1,567,997
Small Business Administration, 4.77%, 2024	4,258,874	4,135,581
Small Business Administration, 4.99%, 2024	6,023,184	5,893,892
Small Business Administration, 5.18%, 2024	6,890,151	6,837,633
Small Business Administration, 5.52%, 2024	4,343,434	4,375,347
Small Business Administration, 4.95%, 2025	5,036,746	4,908,461
Small Business Administration, 5.09%, 2025	7,214,135	7,094,989
Small Business Administration, 5.39%, 2025	5,438,706	5,435,615

		$126,048,042
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds, 4.75%, 2017 (l)	$68,205,000	$73,112,554
U.S. Treasury Bonds, 6%, 2026	18,687,000	22,173,284
U.S. Treasury Bonds, 6.75%, 2026	11,593,000	14,883,418
U.S. Treasury Bonds, 5.375%, 2031	50,138,000	56,973,213
U.S. Treasury Bonds, 4.5%, 2036 (l)	18,917,000	19,416,522
U.S. Treasury Notes, 4.75%, 2008	154,763,000	155,500,600
U.S. Treasury Notes, 4%, 2009 (l)	26,274,000	26,680,433
U.S. Treasury Notes, 4.875%, 2009 (l)	50,443,000	51,731,667
U.S. Treasury Notes, 6.5%, 2010 (l)	96,429,000	102,508,559
U.S. Treasury Notes, 4.125%, 2012 (l)	40,921,000	43,130,079
U.S. Treasury Notes, 3.875%, 2013 (l)	9,952,000	10,355,524
U.S. Treasury Notes, 3.5%, 2013 (l)	25,000,000	25,613,275
U.S. Treasury Notes, 4.25%, 2013 (l)	33,288,000	35,334,679
U.S. Treasury Notes, 4.75%, 2014 (l)	9,141,000	9,983,691
U.S. Treasury Notes, 4%, 2015 (l)	37,203,000	39,068,954
U.S. Treasury Notes, 4.25%, 2015 (l)	856,000	904,885
U.S. Treasury Notes, 4.5%, 2015	4,568,000	4,883,475

		$692,254,812
Utilities - Electric Power - 1.5%
Bruce Mansfield Unit, 6.85%, 2034	$13,870,000	$14,426,961
E.On International Finance B.V., 5.8%, 2018 (n)	7,180,000	6,862,342
EDP Finance B.V., 6%, 2018 (n)	6,194,000	5,927,076
Enel Finance International S.A., 6.25%, 2017 (n)	8,525,000	8,481,437
Exelon Generation Co. LLC, 6.95%, 2011	15,019,000	15,209,291
Exelon Generation Co. LLC, 6.2%, 2017	5,040,000	4,429,253
FirstEnergy Corp., 6.45%, 2011	13,306,000	13,369,470
MidAmerican Energy Holdings Co., 5.875%, 2012	2,667,000	2,643,584
MidAmerican Funding LLC, 6.927%, 2029	12,485,000	13,301,769
Oncor Electric Delivery Co., 7%, 2022	8,725,000	7,929,760
Pacific Gas & Electric Co., 4.8%, 2014	2,350,000	2,213,442

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
PSEG Power LLC, 6.95%, 2012	$6,285,000	$6,410,637
PSEG Power LLC, 5.5%, 2015	5,036,000	4,543,328
System Energy Resources, Inc., 5.129%, 2014 (n)	3,838,627	3,816,248
Waterford 3 Funding Corp., 8.09%, 2017	6,661,497	6,753,026

		$116,317,624
Total Bonds (Identified Cost, $3,337,981,479)		$3,206,935,147

Money Market Funds (v) - 0.2%
MFS Institutional Money Market Portfolio, 2.26%, at Cost and Net Asset Value	19,586,063	$19,586,063

Collateral for Securities Loaned - 1.7%
Morgan Stanley Repurchase Agreement, 1.00%, dated 9/30/08, due 10/01/08, total to be received $130,449,857 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost	$130,446,233	$130,446,233
Total Investments (Identified Cost, $8,336,810,664) (k)		$8,035,664,273

Other Assets, Less Liabilities - (1.5)%		(120,211,379)
Net Assets - 100.0%		$7,915,452,894

(a)	Non-income producing security.
(d)	Non-income producing security-in default.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of September 30, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $3,405,676,945 and 42.38% of market value. An independent pricing service provided an evaluated bid for 39.78% of the market value.
(l)	All or a portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $145,521,894, representing 1.84% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
American International Group, Inc., 8.25%, 2018	8/13/08	$3,490,000	$2,027,596
Bayview Financial Revolving Mortgage Loan Trust, FRN, 4.509%, 2040	3/01/06	10,340,000	7,447,120
Capital Trust Realty CDO Ltd., 5.16%, 2035	4/07/06	2,314,583	2,020,125
Dr. Pepper Snapple Group, Inc., 6.12%, 2013	4/25/08	2,539,694	2,520,907
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	9,041,114	6,784,124
Total Restricted Securities			$20,799,872
% of Net Assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $8,317,224,601)	$8,016,078,210
Underlying funds, at cost and value	19,586,063
Total investments, at value, including $322,597,160 of securities on loan (identified cost, $8,336,810,664)		$8,035,664,273
Receivable for investments sold	$48,972,479
Receivable for fund shares sold	5,856,186
Interest and dividends receivable	39,119,856
Other assets	74,542
Total assets		$8,129,687,336
Liabilities
Payable to custodian	$937
Distributions payable	2,305,936
Payable for investments purchased	37,506,206
Payable for fund shares reacquired	39,375,960
Collateral for securities loaned, at value (c)	130,446,233
Payable to affiliates
Management fee	150,960
Shareholder servicing costs	3,549,407
Distribution and service fees	222,756
Administrative services fee	6,821
Program manager fees	123
Payable for independent trustees’ compensation	287,502
Accrued expenses and other liabilities	381,601
Total liabilities		$214,234,442
Net assets		$7,915,452,894
Net assets consist of
Paid-in capital	$8,372,094,882
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(301,191,666)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(155,580,799)
Undistributed net investment income	130,477
Net assets		$7,915,452,894
Shares of beneficial interest outstanding		600,505,291

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$5,025,291,176
Shares outstanding	381,476,323
Net asset value per share		$13.17
Offering price per share (100/94.25 × net asset value per share)		$13.97
Class B shares
Net assets	$1,148,444,767
Shares outstanding	87,188,202
Net asset value and offering price per share		$13.17
Class C shares
Net assets	$1,014,650,763
Shares outstanding	76,685,311
Net asset value and offering price per share		$13.23
Class I shares
Net assets	$155,134,067
Shares outstanding	11,778,850
Net asset value, offering price, and redemption price per share		$13.17
Class R1 shares
Net assets	$19,505,013
Shares outstanding	1,482,642
Net asset value, offering price, and redemption price per share		$13.16
Class R2 shares (formerly Class R3 shares)
Net assets	$166,407,478
Shares outstanding	12,603,992
Net asset value, offering price, and redemption price per share		$13.20
Class R3 shares (formerly Class R4 shares)
Net assets	$106,360,443
Shares outstanding	8,070,317
Net asset value, offering price, and redemption price per share		$13.18
Class R4 shares (formerly Class R5 shares)
Net assets	$257,119,511
Shares outstanding	19,508,160
Net asset value, offering price, and redemption price per share		$13.18
Class 529A shares
Net assets	$13,149,001
Shares outstanding	1,000,126
Net asset value and redemption price per share		$13.15
Offering price per share (100/94.25 × net asset value per share)		$13.95

Statement of Assets and Liabilities – continued

Class 529B shares
Net assets	$5,018,278
Shares outstanding	380,981
Net asset value and offering price per share		$13.17
Class 529C shares
Net assets	$4,372,397
Shares outstanding	330,387
Net asset value and offering price per share		$13.23

(c)	Non-cash collateral is not included.

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$207,171,131
Dividends	127,098,572
Dividends from underlying funds	2,975,350
Foreign taxes withheld	(455,909)
Total investment income		$336,789,144
Expenses
Management fee	$33,504,183
Distribution and service fees	50,313,103
Program manager fees	43,997
Shareholder servicing costs	13,542,009
Administrative services fee	1,019,256
Retirement plan administration and services fees	190,344
Independent trustees’ compensation	131,262
Custodian fee	451,461
Shareholder communications	651,751
Auditing fees	72,075
Legal fees	166,533
Miscellaneous	685,422
Total expenses		$100,771,396
Fees paid indirectly	(19,684)
Reduction of expenses by investment adviser	(50,621)
Net expenses		$100,701,091
Net investment income		$236,088,053
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$31,632,872
Foreign currency transactions	(9,558)
Net realized gain (loss) on investments and foreign currency transactions		$31,623,314
Change in unrealized appreciation (depreciation)
Investments	$(1,544,927,191)
Translation of assets and liabilities in foreign currencies	(85,507)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,545,012,698)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,513,389,384)
Change in net assets from operations		$(1,277,301,331)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2008	2007
Change in net assets
From operations
Net investment income	$236,088,053	$278,463,697
Net realized gain (loss) on investments and foreign currency transactions	31,623,314	953,421,732
Net unrealized gain (loss) on investments and foreign currency translation	(1,545,012,698)	10,007,641
Change in net assets from operations	$(1,277,301,331)	$1,241,893,070
Distributions declared to shareholders
From net investment income
Class A	$(168,226,819)	$(210,113,998)
Class B	(30,869,961)	(47,172,735)
Class C	(25,701,051)	(33,073,059)
Class I	(7,348,982)	(8,479,409)
Class R (b)	(742,713)	(2,654,216)
Class R1	(464,398)	(199,504)
Former Class R2 (b)	(257,048)	(168,445)
Class R2 (formerly Class R3)	(3,958,288)	(1,834,749)
Class R3 (formerly Class R4)	(3,676,156)	(2,677,579)
Class R4 (formerly Class R5)	(6,974,175)	(3,786,151)
Class 529A	(371,049)	(369,438)
Class 529B	(108,829)	(111,487)
Class 529C	(98,078)	(103,209)
From net realized gain on investments
Class A	(535,843,118)	(235,284,807)
Class B	(135,020,654)	(71,527,510)
Class C	(108,018,631)	(47,491,836)
Class I	(20,856,322)	(8,112,117)
Class R (b)	(4,933,773)	(3,387,483)
Class R1	(1,749,778)	(191,844)
Former Class R2 (b)	(1,347,623)	(141,467)
Class R2 (formerly Class R3)	(9,123,580)	(1,791,267)
Class R3 (formerly Class R4)	(10,864,525)	(2,058,257)
Class R4 (formerly Class R5)	(16,271,373)	(773,171)
Class 529A	(1,163,532)	(417,189)
Class 529B	(474,843)	(168,712)
Class 529C	(420,572)	(155,734)
Total distributions declared to shareholders	$(1,094,885,871)	$(682,245,373)

Statements of Changes in Net Assets – continued

	Years ended 9/30
	2008	2007
Change in net assets from fund share transactions	$(835,694,125)	$(823,852,329)
Total change in net assets	$(3,207,881,327)	$(264,204,632)
Net assets
At beginning of period	11,123,334,221	11,387,538,853
At end of period (including undistributed net investment income of $130,477 and $1,568,049, respectively)	$7,915,452,894	$11,123,334,221

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.86	$16.06	$16.11	$15.43	$14.13
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.44	$0.40	$0.39	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(2.36)	1.38	0.68	1.08	1.31
Total from investment operations	$(1.97)	$1.82	$1.08	$1.47	$1.67
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.48)	$(0.42)	$(0.40)	$(0.37)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.72)	$(1.02)	$(1.13)	$(0.79)	$(0.37)
Net asset value, end of period	$13.17	$16.86	$16.06	$16.11	$15.43
Total return (%) (r)(s)(t)	(12.77)	11.65	7.16	9.72	11.89 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.90	0.91	0.89
Expenses after expense reductions (f)	0.87	0.87	0.90	0.91	0.89
Net investment income	2.62	2.63	2.56	2.43	2.37
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$5,025,291	$7,017,623	$7,157,485	$7,371,678	$6,382,150

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.85	$16.06	$16.10	$15.42	$14.12
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.33	$0.30	$0.28	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	1.37	0.69	1.09	1.31
Total from investment operations	$(2.06)	$1.70	$0.99	$1.37	$1.57
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.37)	$(0.32)	$(0.30)	$(0.27)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.62)	$(0.91)	$(1.03)	$(0.69)	$(0.27)
Net asset value, end of period	$13.17	$16.85	$16.06	$16.10	$15.42
Total return (%) (r)(s)(t)	(13.30)	10.87	6.54	9.02	11.18 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.55	1.56	1.54
Expenses after expense reductions (f)	1.52	1.52	1.55	1.56	1.54
Net investment income	1.96	1.98	1.91	1.79	1.73
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$1,148,445	$1,844,219	$2,245,907	$2,745,051	$2,762,027

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.92	$16.12	$16.16	$15.48	$14.18
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.33	$0.30	$0.28	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(2.36)	1.38	0.69	1.09	1.31
Total from investment operations	$(2.07)	$1.71	$0.99	$1.37	$1.57
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.37)	$(0.32)	$(0.30)	$(0.27)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.62)	$(0.91)	$(1.03)	$(0.69)	$(0.27)
Net asset value, end of period	$13.23	$16.92	$16.12	$16.16	$15.48
Total return (%) (r)(s)(t)	(13.30)	10.90	6.52	8.99	11.14 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.55	1.56	1.53
Expenses after expense reductions (f)	1.52	1.52	1.55	1.56	1.53
Net investment income	1.97	1.98	1.91	1.78	1.71
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$1,014,651	$1,424,639	$1,488,592	$1,689,457	$1,381,236

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.85	$16.06	$16.11	$15.42	$14.12
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.50	$0.45	$0.44	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	1.37	0.69	1.09	1.29
Total from investment operations	$(1.91)	$1.87	$1.14	$1.53	$1.72
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.54)	$(0.48)	$(0.45)	$(0.42)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.77)	$(1.08)	$(1.19)	$(0.84)	$(0.42)
Net asset value, end of period	$13.17	$16.85	$16.06	$16.11	$15.42
Total return (%) (r)(s)	(12.40)	11.98	7.54	10.18	12.28 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.55	0.56	0.55
Expenses after expense reductions (f)	0.52	0.52	0.55	0.56	0.55
Net investment income	2.97	2.98	2.91	2.78	2.78
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$155,134	$269,510	$242,806	$211,140	$181,794

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.84	$16.06	$16.10	$15.77
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.30	$0.28	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	1.38	0.70	0.33
Total from investment operations	$(2.06)	$1.68	$0.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.36)	$(0.31)	$(0.12)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	—
Total distributions declared to shareholders	$(1.62)	$(0.90)	$(1.02)	$(0.12)
Net asset value, end of period	$13.16	$16.84	$16.06	$16.10
Total return (%) (r)(s)	(13.32)	10.75	6.43	2.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.66	1.74	1.77	(a)
Expenses after expense reductions (f)	1.56	1.62	1.64	1.77	(a)
Net investment income	1.93	1.83	1.83	1.43	(a)
Portfolio turnover	53	45	48	50
Net assets at end of period (000 Omitted)	$19,505	$16,936	$5,289	$1,901

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 9/30
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$16.89	$16.10	$16.14	$15.46	$14.38
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.36	$0.31	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(2.36)	1.38	0.69	1.10	1.13
Total from investment operations	$(2.00)	$1.76	$1.05	$1.41	$1.36
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.43)	$(0.38)	$(0.34)	$(0.28)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.69)	$(0.97)	$(1.09)	$(0.73)	$(0.28)
Net asset value, end of period	$13.20	$16.89	$16.10	$16.14	$15.46
Total return (%) (r)(s)	(12.90)	11.25	6.90	9.27	9.53	(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.22	1.29	1.31	1.26	(a)
Expenses after expense reductions (f)	1.05	1.17	1.19	1.31	1.26	(a)
Net investment income	2.45	2.30	2.28	1.95	1.53	(a)
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$166,407	$102,667	$51,797	$26,576	$3,894

See Notes to Financial Statements

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.86	$16.07	$16.11	$15.78
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.42	$0.39	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	1.38	0.70	0.34
Total from investment operations	$(1.95)	$1.80	$1.09	$0.51
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.47)	$(0.42)	$(0.18)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	—
Total distributions declared to shareholders	$(1.73)	$(1.01)	$(1.13)	$(0.18)
Net asset value, end of period	$13.18	$16.86	$16.07	$16.11
Total return (%) (r)(s)	(12.65)	11.54	7.17	3.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.92	0.94	0.96	(a)
Expenses after expense reductions (f)	0.81	0.92	0.94	0.96	(a)
Net investment income	2.68	2.54	2.55	2.22	(a)
Portfolio turnover	53	45	48	50
Net assets at end of period (000 Omitted)	$106,360	$133,204	$57,485	$2,134

Class R4 (formerly Class R5)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.86	$16.06	$16.11	$15.78
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.50	$0.45	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(2.34)	1.36	0.67	0.33
Total from investment operations	$(1.91)	$1.86	$1.12	$0.54
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.52)	$(0.46)	$(0.21)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	—
Total distributions declared to shareholders	$(1.77)	$(1.06)	$(1.17)	$(0.21)
Net asset value, end of period	$13.18	$16.86	$16.06	$16.11
Total return (%) (r)(s)	(12.42)	11.93	7.43	3.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.63	0.65	0.67	(a)
Expenses after expense reductions (f)	0.54	0.63	0.64	0.67	(a)
Net investment income	2.94	2.85	2.80	2.65	(a)
Portfolio turnover	53	45	48	50
Net assets at end of period (000 Omitted)	$257,120	$202,523	$10,122	$52

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.83	$16.04	$16.08	$15.40	$14.10
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.39	$0.36	$0.35	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	1.38	0.69	1.08	1.32
Total from investment operations	$(1.99)	$1.77	$1.05	$1.43	$1.63
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.44)	$(0.38)	$(0.36)	$(0.33)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.69)	$(0.98)	$(1.09)	$(0.75)	$(0.33)
Net asset value, end of period	$13.15	$16.83	$16.04	$16.08	$15.40
Total return (%) (r)(s)(t)	(12.88)	11.34	6.97	9.46	11.63 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.12	1.15	1.16	1.13
Expenses after expense reductions (f)	1.05	1.12	1.14	1.16	1.13
Net investment income	2.44	2.37	2.32	2.16	2.08
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$13,149	$14,753	$12,360	$9,923	$5,600

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.85	$16.06	$16.11	$15.42	$14.12
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29	$0.26	$0.24	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(2.35)	1.37	0.68	1.10	1.31
Total from investment operations	$(2.08)	$1.66	$0.94	$1.34	$1.53
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.28)	$(0.26)	$(0.23)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.60)	$(0.87)	$(0.99)	$(0.65)	$(0.23)
Net asset value, end of period	$13.17	$16.85	$16.06	$16.11	$15.42
Total return (%) (r)(s)(t)	(13.44)	10.61	6.21	8.81	10.91 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.77	1.80	1.81	1.78
Expenses after expense reductions (f)	1.70	1.77	1.79	1.81	1.78
Net investment income	1.79	1.72	1.67	1.52	1.47
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$5,018	$5,809	$5,069	$4,477	$2,676

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.92	$16.12	$16.17	$15.48	$14.18
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29	$0.26	$0.24	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(2.36)	1.38	0.68	1.10	1.31
Total from investment operations	$(2.09)	$1.67	$0.94	$1.34	$1.53
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.28)	$(0.26)	$(0.23)
From net realized gain on investments	(1.31)	(0.54)	(0.71)	(0.39)	—
Total distributions declared to shareholders	$(1.60)	$(0.87)	$(0.99)	$(0.65)	$(0.23)
Net asset value, end of period	$13.23	$16.92	$16.12	$16.17	$15.48
Total return (%) (r)(s)(t)	(13.45)	10.63	6.18	8.79	10.87 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.77	1.80	1.81	1.78
Expenses after expense reductions (f)	1.70	1.77	1.79	1.81	1.78
Net investment income	1.79	1.72	1.67	1.53	1.45
Portfolio turnover	53	45	48	50	65
Net assets at end of period (000 Omitted)	$4,372	$5,342	$4,566	$3,890	$2,475

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied

Notes to Financial Statements – continued

valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after

Notes to Financial Statements – continued

November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default.

Notes to Financial Statements – continued

The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2008, the value of securities loaned was $322,597,160. These loans were collateralized by cash of $130,446,233 and U.S. Treasury obligations of $199,691,508.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%.

Notes to Financial Statements – continued

The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

	9/30/08	9/30/07
Ordinary income (including any short-term capital gains)	$ 358,695,276	$315,535,306
Long-term capital gain	736,190,595	366,710,067
Total distributions	$1,094,885,871	$682,245,373

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/08
Cost of investments	$8,430,732,765
Gross appreciation	450,385,434
Gross depreciation	(845,453,926)
Net unrealized appreciation (depreciation)	$(395,068,492)
Undistributed ordinary income	18,485,724
Post-October capital loss deferral	(58,633,611)
Other temporary differences	(21,425,609)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 million	0.34%

The management fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.347% of the fund’s average daily net assets.

Effective December 1, 2007, if at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $11.5 billion and the total expenses for Class A exceed 0.87% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.87% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $12.5 billion and the total expenses for Class A exceed 0.85% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.85% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least November 30, 2012. For the year ended September 30, 2008, the fund’s fiscal year-to-date average daily net assets and actual operating expenses did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $582,739 and $6,277 for the year ended September 30, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$21,401,632
Class B	0.75%	0.25%	1.00%	1.00%	14,936,004
Class C	0.75%	0.25%	1.00%	1.00%	12,348,965
Class R (b)	0.25%	0.25%	0.50%	0.50%	162,942
Class R1	0.75%	0.25%	1.00%	0.90%	196,628
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	55,271
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	730,784
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	324,264
Class 529A	0.25%	0.25%	0.50%	0.35%	49,803
Class 529B	0.75%	0.25%	1.00%	1.00%	55,808
Class 529C	0.75%	0.25%	1.00%	1.00%	51,002
Total Distribution and Service Fees					$50,313,103

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2008 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2008, were as follows:

Amount
Class A	$11,405
Class B	1,902,397
Class C	81,109
Class 529B	5,833
Class 529C	84

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.18% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2008, were as follows:

Amount
Class 529A	$25,077
Class 529B	9,889
Class 529C	9,031
Total Program Manager Fees	$43,997

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2008, the fee was $4,057,098, which equated to 0.042% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $9,484,911.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.0106% of the fund’s average daily net assets.

Notes to Financial Statements – continued

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.15%	$31,964
Former Class R2 (b)	0.25%	—	—	0.10%	10,830
Class R2 (formerly Class R3)	0.15%	—	—	0.03%	43,550
Class R3 (formerly Class R4)	0.15%	—	—	0.04%	52,262
Class R4 (formerly Class R5)	0.10%	—	—	0.02%	51,738
Total Retirement Plan Administration and Services Fees					$190,344

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $11,711. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $24,035. Both amounts are included in independent trustees’ compensation for the year ended September 30, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $208,639 at September 30, 2008, and is included in payable for independent trustees’ compensation.

Notes to Financial Statements – continued

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $62,022 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $72,146 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $50,621, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$777,890,034	$1,322,332,953
Investments (non-U.S. Government securities)	$4,266,748,970	$5,268,715,212

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	61,315,868	$936,541,049	86,263,688	$1,433,883,288
Class B	4,768,937	70,865,376	8,515,279	140,721,374
Class C	9,656,081	145,125,911	11,737,855	194,910,951
Class I	5,345,409	82,262,359	15,269,729	256,297,529
Class R (b)	1,621,408	25,459,428	2,039,715	33,806,288
Class R1	933,567	14,673,519	1,203,427	19,848,904
Former Class R2 (b)	811,465	12,840,225	816,608	13,582,257
Class R2 (formerly Class R3)	9,366,741	140,401,446	6,117,557	101,296,544
Class R3 (formerly Class R4)	3,304,376	50,105,818	9,572,458	158,183,889
Class R4 (formerly Class R5)	16,283,300	247,360,373	15,039,684	250,153,442
Class 529A	141,246	2,110,278	139,066	2,296,785
Class 529B	39,138	600,190	41,020	677,646
Class 529C	46,542	689,028	58,367	968,741
	113,634,078	$1,729,035,000	156,814,453	$2,606,627,638
Shares issued to shareholders in reinvestment of distributions
Class A	41,930,813	$638,557,613	23,902,513	$389,846,161
Class B	9,722,058	148,149,077	6,319,859	102,824,282
Class C	6,545,272	100,146,895	3,644,503	59,563,268
Class I	1,857,455	28,205,304	962,788	15,718,051
Class R (b)	181,515	2,790,660	291,619	4,754,437
Class R1	145,215	2,206,260	22,142	361,342
Former Class R2 (b)	106,584	1,604,671	17,585	287,032
Class R2 (formerly Class R3)	824,703	12,530,724	209,831	3,434,477
Class R3 (formerly Class R4)	953,095	14,499,167	272,680	4,463,164
Class R4 (formerly Class R5)	1,291,232	19,633,903	181,706	3,011,149
Class 529A	100,796	1,529,116	46,591	758,634
Class 529B	38,275	582,495	16,728	272,340
Class 529C	33,897	518,125	15,405	251,788
	63,730,910	$970,954,010	35,903,950	$585,546,125

Notes to Financial Statements – continued

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(138,087,935)	$(2,066,026,934)	(139,473,185)	$(2,314,225,423)
Class B	(36,742,739)	(547,330,912)	(45,264,715)	(749,759,119)
Class C	(23,714,000)	(352,187,530)	(23,527,988)	(390,496,718)
Class I	(11,414,148)	(166,528,677)	(15,361,339)	(258,740,387)
Class R (b)	(6,167,917)	(93,862,169)	(4,312,185)	(71,737,080)
Class R1	(601,654)	(8,951,592)	(549,420)	(9,045,013)
Former Class R2 (b)	(1,659,440)	(24,405,529)	(346,936)	(5,704,261)
Class R2 (formerly Class R3)	(3,664,383)	(53,574,873)	(3,467,622)	(57,168,431)
Class R3 (formerly Class R4)	(4,086,790)	(59,913,675)	(5,522,914)	(91,474,828)
Class R4 (formerly Class R5)	(10,075,871)	(159,581,601)	(3,842,026)	(65,201,035)
Class 529A	(118,753)	(1,771,559)	(79,577)	(1,317,514)
Class 529B	(41,110)	(599,014)	(28,676)	(471,626)
Class 529C	(65,736)	(949,070)	(41,247)	(684,657)
	(236,440,476)	$(3,535,683,135)	(241,817,830)	$(4,016,026,092)
Net change
Class A	(34,841,254)	$(490,928,272)	(29,306,984)	$(490,495,974)
Class B	(22,251,744)	(328,316,459)	(30,429,577)	(506,213,463)
Class C	(7,512,647)	(106,914,724)	(8,145,630)	(136,022,499)
Class I	(4,211,284)	(56,061,014)	871,178	13,275,193
Class R (b)	(4,364,994)	(65,612,081)	(1,980,851)	(33,176,355)
Class R1	477,128	7,928,187	676,149	11,165,233
Former Class R2 (b)	(741,391)	(9,960,633)	487,257	8,165,028
Class R2 (formerly Class R3)	6,527,061	99,357,297	2,859,766	47,562,590
Class R3 (formerly Class R4)	170,681	4,691,310	4,322,224	71,172,225
Class R4 (formerly Class R5)	7,498,661	107,412,675	11,379,364	187,963,556
Class 529A	123,289	1,867,835	106,080	1,737,905
Class 529B	36,303	583,671	29,072	478,360
Class 529C	14,703	258,083	32,525	535,872
	(59,075,488)	$(835,694,125)	(49,099,427)	$(823,852,329)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated

Notes to Financial Statements – continued

among the participating funds at the end of each calendar quarter. For the year ended September 30, 2008, the fund’s commitment fee and interest expense were $40,355 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to a Fair Fund established by the SEC, from which settlement funds will be distributed to current and former shareholders of the fund and certain other affected MFS retail funds. The Payments will be distributed to shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Payments made by third parties into other settlement funds to remediate harm caused by the third party’s late or excessive trading in certain MFS funds may also become part of the residual amounts. At this time, the residual amounts, if any, cannot be reasonably estimated and the fund has not accrued an estimate for any amounts to be received.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds:	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	147,711,471	2,289,543,859	(2,417,669,267)	19,586,063

Underlying Funds:	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,975,350	$19,586,063

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the “Trust”) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2008

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Gregory Locraft Michael Roberge Brooks Taylor

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that the Fund’s advisory fee rate schedule is currently subject to a breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the breakpoint described above), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the advisory fee rate schedule described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund

Board Review of Investment Advisory Agreement – continued

represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $737,352,958 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 40.44% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

eDelivery

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS®
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2008 and 2007, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Research Fund	44,337	42,632
MFS Total Return Fund	52,362	52,172

Total	96,699	94,804

	Audit Fees
	2008	2007
Fees billed by E&Y:
MFS International New Discovery Fund	40,893	41,020

For the fiscal years ended September 30, 2008 and 2007, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Research Fund	0	0	5,683	6,111	1,207	485
To MFS Total Return Fund	0	0	7,864	8,219	1,207	485

Total fees billed by Deloitte To above Funds:	0	0	13,547	14,330	2,414	970

To MFS and MFS Related Entities of MFS Research Fund*	1,338,026	913,436	0	0	191,422	507,753
To MFS and MFS Related Entities of MFS Total Return Fund*	1,338,026	913,436	0	0	191,422	507,753

Aggregate fees for non-audit services:

	2008	2007
To MFS Research Fund, MFS and MFS Related Entities#	1,686,550	1,565,068
To MFS Total Return Fund, MFS and MFS Related Entities#	1,688,731	1,567,176

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	8,521	7,267	0	0
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2008	2007
To MFS International New Discovery Fund, MFS and MFS Related Entities#	214,659	217,358

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)* MARIA F. DWYER
Maria F. Dwyer, President

Date: November 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: November 17, 2008

By (Signature and Title)* JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 17, 2008

*	Print name and title of each signing officer under his or her signature.